Exhibit 10.1

* Portions marked with a "*" have been omitted pursuant to a request for confidential treatment. Such portions have been filed separately with the SEC.

                   LICENSE, SUPPLY AND DISTRIBUTION AGREEMENT

THIS AGREEMENT is made the 1st day of July 2004 (the "Effective Date") by and between NexMed, Inc., a corporation organized and existing under the laws of Nevada having its principal place of business at 350 Corporate Boulevard, Robbinsville, NJ 08691, USA (hereinafter referred to as "NexMed") and NexMed International Limited, a corporation organized and existing under the laws of the British Virgin Island having its principal place of business at Suite 2208 Windsor House, 311 Gloucester Road, Causeway Bay, Hong Kong (hereinafter known as "NexMed International") and SCHERING AG, a corporation organized and existing under the laws of Germany having its principal place of business at 13442 Berlin, Germany (hereinafter referred to as "Schering"). NexMed, NexMed International and Schering are sometimes referred to herein individually as a "Party" and collectively as the "Parties".

                                   WITNESSETH:

                  WHEREAS, NexMed is developing and will manufacture an alprostadil cream formulation under the brand names Alprox TD;

                  WHEREAS, Schering is interested in the distribution, marketing, promotion and the sale in the Territory (as defined below) of this alprostadil cream product to be manufactured by NexMed;

                  WHEREAS, Schering, as a recognized pharmaceutical company, has appropriate distribution partners and sales force along with adequate financial resources for the distribution, marketing, promotion and sale of the Product (as defined below);

                  WHEREAS, NexMed and Jenapharm GmbH and Co. KG an Affiliate of Schering signed a Confidentiality Agreement on June 28, 2002; which was amended to Schering on April 04, 2003 in order to govern the protection of confidential information made available by the Parties in connection with the discussions concerning this transaction;

                  WHEREAS, the Parties signed a Letter Agreement on December 1st / 10th, 2003, which contemplated that the Parties would negotiate a definitive agreement which would incorporate certain terms and conditions set forth in such Letter Agreement;

                  NOW, THEREFORE, in consideration of the foregoing recitals and the mutual covenants and agreements contained herein, the Parties hereto, intending to be legally bound, do hereby agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

                  1.1 Definitions. The following terms, when capitalized, shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined), when used in this Agreement.

                  "Affiliate" means any person, corporation, partnership, firm, joint venture, or other entity which, directly or indirectly, by itself or through one or more intermediaries, controls, is controlled by, or is under common control with, NexMed or Schering, as the case may be. As used in this definition, the term "control" means the possession of the power to direct or cause the direction of the management and policies of an entity, whether through the ownership of the outstanding voting securities or by contract or otherwise.

                  "Agreement" means this License, Supply and Distribution Agreement and all schedules and exhibits attached hereto.

                  "Bankruptcy Event" shall have the meaning set forth in Section 14.2(d).

                  "Bulk Product" means the Product supplied in single use disposable dispensers for final labeling and packaging, including outer distribution and transport packaging, by Schering and released for the EU.

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                  "Business Day" means a day which is not a Saturday, a Sunday or other day on which banks are required or authorized by law to be closed in Robbinsville, New Jersey, USA or Berlin, Germany.

                  "CFR" means the US Code of Federal Regulations.

                  "Clinical Development" means all activities relating to planning and execution of clinical studies in humans directed towards obtaining Marketing Authorization of the Product in the Territory including, without limitation, clinical studies and related Regulatory Approvals.

                  "CMC/Process Development" means the development of one or more processes for the manufacture and packaging of the Product for Preclinical Development, Clinical Development and Commercialization, and shall include, without limitation, formulation, production, fill/finish, sourcing of components, raw materials, and packaging supplies, development of methods and controls appropriate for Regulatory Approval in the Territory, including assays, quality control and quality assurance methodology and stability protocols.

                  "Commercialization" and "Commercialize" mean all activities undertaken relating to the final packaging, pre-marketing, marketing, promotion, distribution and sale of the Product.

                  "Confidential Information" shall have the meaning set forth in
Section 10.1.

                  "Control" or "Controlled" means the right to grant an exclusive license or sublicense of Patents, know-how, Information or other intangible rights as provided for herein without violating the terms of any agreement or other arrangement with any Third Party.

                  "Development" and "Develop" mean all activities and obligations relating to Existing Preclinical Development, Existing Trials, Preclinical Development, Clinical Development and CMC/Process Development.

                  "ED" means erectile dysfunction.

                  "EMEA" means the European Medicines Evaluation Agency, or any successor agency with responsibility for regulating the development, manufacture and sale of human pharmaceutical products.

                  "EU cGMP" means the current Good Manufacturing Practices as set out in Directive 2003/94 as effective of Nov. 2003, of the Commission of the European Communities and further elaborated in The Rules Governing Medicinal Products in the European Community, Volume IV - Guide to Good Manufacturing Practice for Medicinal Products, Contract Manufacture and Analysis, as such may be amended from time to time.

                  "European Marketing Authorization" means the Marketing Authorization in the countries listed in Item 1 and Item 2 of Schedule 1

                  "European Union" means the countries listed under Item 1 of
Schedule 1

                  "Existing Development" means the Existing Preclinical Development and the Existing Trials set out in Schedule 2 to this Agreement.

                  "Existing Preclinical Development" means the Preclinical Development being carried out by NexMed as of the Effective Date, a description of which is set out in Schedule 2 to this Agreement.

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                  "Existing Trials" means the ongoing (as of the Effective Date)
clinical studies of the Product.

                  "FDA" means the United States Food and Drug Administration, or any successor agency.

                  "Field" means use of the Product in humans.

                  "Firm Order" shall have the meaning set forth in Section 8.3.1
(a).

                  "First Commercial Sale" means the date Schering or an Affiliate or a sublicensee of Schering first sells commercially, pursuant to a Regulatory Approval, a Product in any country of the Territory; provided, however, that where such sale has occurred in a country for which pricing or reimbursement approval is necessary for widespread sale, then such sale shall not be deemed a First Commercial Sale until such pricing or reimbursement approval has been obtained.

                  "GMP" means the Good Manufacturing Practices regulations promulgated by the European Commission and/or the FDA and/or the GMP regulations required by the local authorities of the countries where the Product will be marketed including the EU cGMP and the US cGMP, as they may be amended from time to time.

                  "Health Regulatory Authority" means EMEA, the national competent authorities of the EU member states, FDA and other government entity that has jurisdiction to grant Regulatory Approvals including, but not limited to, Marketing Authorizations..

                  "Information" means (i) techniques, data and information relating to the Product, including, but not limited to, inventions, practices, methods, manufacturing processes, knowledge, know-how, skill, trade secrets, experience, test data (including pharmacological, toxicological, preclinical and clinical test data); data, records and information derived from Preclinical Development, Clinical Development or CMC/Process Development, regulatory submissions, adverse reactions, analytical and quality control data, marketing, pricing, distribution, cost, sales and manufacturing data or descriptions, and
(ii) compounds, biologics, compositions of matter, viruses, assays and biological materials within the Field relating to the Product.

                  "Losses" shall have the meaning set forth in Section 15.1.

                  "Major Countries" means Germany, France, Italy, Spain and United Kingdom. Any of these countries is a "Major Country".

                  "Marketing Authorization" means the right to place a proprietary medicinal product on a market in the Territory for commercial exploitation.

                  "Marketing Authorization Application" means an application for Regulatory Approval which is required before commercial sale, use or placing on the market the Product as a proprietary medicinal product in a jurisdiction. This includes, for the purposes of Regulatory Approval in the United States, a Biologic License Application and all supplements filed pursuant to the requirements of the FDA (including all documents, data and other information concerning a Product which are necessary for, or included in, FDA approval to market the Product), and, for the purposes of Regulatory Approval in the European Union, applications pursuant to the current version of Directive 2001/83/EC or Council Regulation ECC/2309/81 as applicable. Any successor legislation has to be followed accordingly.

                  ,,Mutual Recognition" or ,,mutually recognized" shall have meaning as set out in current version of Directive 2001/83/EC or Council Regulation ECC/2309/81 as applicable. Any successor legislation has to be followed accordingly.

                  "Necessary Patents" shall have the meaning set forth in
Section 11.1.

                  "NexMed" means NexMed, Inc., NexMed International and all other Affiliates of NexMed, except as otherwise specifically stated herein.

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                  "NexMed Domain Names" shall have the meaning set forth in
Section 12.2.2.

                  "NexMed Information" means Information within the Control of NexMed as of the Effective Date or which comes within the Control of NexMed during the term of this Agreement and relates to the manufacture, use or sale of the Product. Notwithstanding anything herein to the contrary, NexMed Information shall exclude NexMed Patents.

                  "NexMed Patents" means any Patents in the Territory owned or Controlled by NexMed or its Affiliates as of the Effective Date or which comes within the Control of NexMed or any of its Affiliates during the term of this Agreement covering the use, importation, sale or offer for sale of the Product.

                  "NexMed Trademark" means the trademark "Alprox-TD" owned by NexMed.

                  "Non-Commercialized Country" shall mean any European Union country where Schering Commercialized the Product and determined to cease to actively Commercialize the Product in such country.

                  "Non-Commercialized Ratio" shall mean the quotient received by dividing (i) the total net sales for the Product generated in each Non-Commercialized Country during the twelve (12) complete calendar months immediately preceding the cessation of significant marketing activities in such Non-Commercialized Countries, by (ii) the average annual net sales for the Product in all European Union countries other than Non-Commercialized Countries during the thirty-six (36) complete calendar months immediately preceding such measurement date.

                  "Patents" means all existing patents and patent applications and all patent applications hereinafter filed, including any continuation, continuation-in-part, division, provisional or any substitute applications, any patent issued with respect to any such patent applications, any reissue, reexamination, renewal or extension (including any supplemental patent certificate) of any such patent, and any confirmation patent or registration patent or patent of addition based on any such patent, and all foreign counterparts of any of the foregoing. "Patents" also includes a Supplementary Certificate of Protection of a member state of the European Union and any other similar protective rights in any other country.

                  "Patent Expenses" means the fees, expenses and disbursements and outside counsel and agent fees incurred in connection with the preparation, filing, prosecution and maintenance of NexMed Patents or Joint Patents including NexMed' and Schering's costs of patent interference and opposition proceedings.

                  "Preclinical Development" means all activities relating to the planning and execution of non-human studies conducted in in vitro or in relevant in vivo animal models directed toward obtaining Regulatory Approval of a Product in each jurisdiction in the Territory. This includes preclinical testing, pharmacokinetics, toxicology, documentary and medical writing directly related to Preclinical Development activities, and related regulatory affairs.

                  "Product" means a prescription pharmaceutical product for ED containing NexMed's proprietary formulation of alprostadil as topical cream for the transdermal use including the single use disposable dispenser and all further improvements within the area of ED.

                  "QAA" shall mean the Quality Assurance Agreement attached hereto as Schedule 3, which forms an integral part of this Agreement.

                  "Quality Specifications" means those specifications for release of starting materials, packaging materials and the Bulk Product as set forth in the QAA as amended from time to time.

                  "Registration Dossier" means any and all information, processes, techniques and data relating to the Product owned and prepared by NexMed and submitted to Health Regulatory Authorities in the format required by the regulations applicable in the particular jurisdiction to obtain Regulatory Approvals, including, but not limited to Marketing Authorizations.

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                  "Regulatory Approval" means all approvals, product and
establishment licenses, registrations or authorizations of any federal, state or local Health Regulatory Authority, department, bureau or other governmental entity, necessary for the manufacture, use, storage, importation, export, transport, sale or placing on the market of the Product in a jurisdiction in the Territory.

                  "Regulatory Correspondence" means all correspondence including but not limited to letters with Health Regulatory Authorities.

                  "Schering Trademark" means the trademarks selected and owned by Schering which it uses for the marketing of the Product, other than the NexMed Trademark.

                  "Specifications" means all the specifications for the Product as contained (i) in the technical files (ii) in the Registration Dossiers prepared by NexMed and as has been approved by the Health Regulatory Authorities.

                  "Shipment Date" shall have the meaning set forth in Section 8.5.2.

                  "Steering Committee" means the coordinating committee established by the Parties in Section 5.1.

                  "Supply Price " shall have the meaning set forth in Section
9.1.

                  "Territory" means the countries listed in Schedule 1.

                  "Third Party" means any entity other than NexMed or Schering and their respective Affiliates.

                  "US cGMP" means the FDA's current Good Manufacturing Practice regulations as promulgated under the Act at 21 CFR (chapters 210, 211, 600 and 610), and as further defined by FDA guidance documents, as such may be amended from time to time.

                                   ARTICLE II

                      LICENSES AND TRANSFER OF INFORMATION

2.1      Exclusive Patent and Information License to Schering

            (a) NexMed International hereby grant to Schering an exclusive (even as to NexMed) license, with a right to sublicense (subject to Section 2.1(d)), under the claims contained in the NexMed Patents and the NexMed Information to final package, use, market, sell, import for sale and distribute the Product in the Territory, subject to the terms and conditions hereof. NexMed hereby represents and warrants to Schering that NexMed International owns all rights held by NexMed and its Affiliates to license the NexMed Patents and NexMed Information in the Territory.

            (b) A list of the NexMed Patents identified as of the Effective Date is attached hereto as Schedule 6. If at any time during the course of this Agreement any additional Patents in the Territory are acquired by or come under the control of NexMed that include any claims that cover the final packaging, use, marketing, importation, sale, offer for sale or distribution of the Product, such shall be added to the list attached hereto as Schedule 6.

            (c) Promptly following the Effective Date, NexMed shall disclose and provide to Schering all Information relating to the Product that is necessary for Schering to Commercialize the Product in the Territory. If at any time during the course of this Agreement any additional Information is acquired by NexMed that is necessary for Schering to Commercialize the Product in the Territory, NexMed shall promptly, upon such acquisition, disclose and provide to Schering all such additional Information; the disclosure and provision of such additional Information is subject to any then existing Third Party rights or confidentiality obligations with the exception of safety data.

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            (d)   Sublicensing. Schering shall be permitted to sublicense or subcontract to Affiliates and Third Parties any of Schering's rights to Commercialize the Product in the Territory without the prior written consent of NexMed; provided, however, Schering shall provide NexMed within five (5) days after execution with a copy of each executed sublicense agreement with sublicensees. Schering is not obliged to provide NexMed with such copy if such sublicense agreement is concluded between Schering and one of its Affiliates or Partners in the customary distribution chain. Schering shall ensure that each of its Affiliates and sublicensees accepts and complies with all of the terms and conditions of this Agreement as if such Affiliates or sublicensees were a party to this Agreement and Schering shall guarantee and be responsible for its Affiliates' and sublicensees' performance under this Agreement.

            (e) Exclusivity. Neither Schering nor any of its Affiliates shall during the Term, market, commercialize, sell, offer for sale or have sold, or in-license or otherwise acquire any prescription PDE5-inhibitor for the treatment of ED without the prior written consent of NexMed which consent shall not be unreasonably denied so long as such additional product will not materially interfere with Schering's commercialization efforts for the Product pursuant to this Agreement.

            (f) NexMed Retained Rights. Any rights of NexMed not expressly granted to Schering under the provisions of this Agreement shall be retained by NexMed. In furtherance of the foregoing and not in limitation thereof, NexMed shall retain the right
                  (a) to exploit NexMed Patents and NexMed Information to Develop and Commercialize the Product outside the Territory, without any duty to account to Schering or obtain Schering's consent for such exploitation, (b) to exploit NexMed Patents and NexMed Information for purposes unrelated to the Product, without any duty to account to Schering or obtain Schering's consent for such exploitation, and (c) to exploit the NexMed Patents and NexMed Information outside the field of ED.

                                   ARTICLE III

                                   DEVELOPMENT

3.1      Development

            (a) NexMed shall solely be responsible for the cost and control of all Development of the Product.

            (b)   The Development to be conducted by NexMed pursuant to Section
                  3.1 (a) above shall be set out in the development plan attached hereto as Schedule 4. NexMed shall be solely responsible for preparing the development plan and making any amendments to such development plan.

            (c) NexMed shall use commercially reasonable efforts to distinguish any product it sells that contains alprostadil from the Product and shall use commercially reasonable efforts to discourage and prevent any off-label use for ED of any such other products that NexMed sells that contains alprostadil.

3.2 NexMed shall not conduct or support any clinical studies for the Product in a country of the Territory after obtaining Regulatory Approval in such country of the Territory without Schering's prior written consent.

                                   ARTICLE IV

                         REGISTRATION, PHARMACOVIGILANCE

4.1 In accordance with this Article IV, NexMed shall be solely responsible for the preparation of Marketing Authorization Applications including the Registration Dossiers to achieve Marketing Authorizations in the countries listed in Item 1 and 2 of Schedule 1. Schering will support NexMed in the performance of such activities in that Schering will assist in the development of the submission strategy, consult on the development of the submission plan and guide in the regulation interpretation.

4.2 A copy of each such Marketing Authorization Application for the countries listed in Item 1 and Item 2 of Schedule 1 and the respective Registration Dossier including respective amendments and updates shall be promptly provided to Schering. In connection with all Marketing Authorization Applications being prosecuted by NexMed in the countries listed in Item 1 and Item 2 of Schedule 1 NexMed agrees to provide Schering with a copy (which may be wholly or partly in electronic form) of all filings to Health Regulatory Authorities that it makes hereunder, such copy to be provided at the same time as NexMed makes the filing with the Health Regulatory Authority.

4.3      Registration in the countries listed in Item 1 and 2 of Schedule 1

4.3.1 Subject to Section 4.1, NexMed shall submit Marketing Authorization Application initially to all countries listed in Item 1 and 2 of
         Schedule 1, conduct and be solely responsible for the Marketing Authorization Application for the Product in all countries listed in
         Item 1 and 2 of Schedule 1 until the Product is mutually recognized. All such Marketing Authorization Applications shall be filed in the name of NexMed or its Affiliates and Schering shall be named as the distributor of the Product.

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4.3.2    In case NexMed will submit the Marketing Authorization Application under the MR-procedure, as set out in the current directive 2001/83/EC, NexMed shall within ninety (90) days after the Marketing Authorization in the Reference Member State apply for Marketing Authorization in the Concerned Member States.

4.3.3 Independently of the regulatory route followed to achieve Mutual Recognition, NexMed shall within five (5) Business Days after Mutual Recognition of the Product transfer the Marketing Authorization Applications to Schering or its Affiliates as indicated by Schering.

4.3.4 After Mutual Recognition of the Product Schering shall be responsible to obtain the national Marketing Authorizations in the Concerned Member States. NexMed shall be obliged to provide all Information and documents necessary to achieve this without undue delay. As a rule the Information and documents shall be provided within three (3) Business Days following request by Schering.

4.3.5 In the case a country listed in Item 1 and 2 of Schedule 1 refuses to Mutually Recognize the Marketing Authorization of the Product, Schering has the right to decide whether the Marketing Authorization Application is withdrawn in this Concerned Member State or whether the procedure is to be referred to arbitration by the CPMP according to the provisions of the Directive.

4.3.6 Until European Marketing Authorization of the Product, the fees for the Marketing Authorizations in the countries listed in Item 1 and 2 of
         Schedule 1 shall be born by NexMed. Thereafter and outside of the countries listed in Item 1 and 2 of Schedule 1, Schering shall bear all costs and expenses associated with preparing, obtaining and maintaining all Marketing Authorizations.

4.4      Registration in all other Countries of the Territory

4.4.1 Schering shall have the right, but not the obligation to apply in it's own name for the Marketing Authorization in all other countries of the Territory. Schering will prepare, obtain and maintain the Marketing Authorizations in all such other countries during the term of this Agreement at its own cost and in its name.

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4.4.2    Subject to any Third Party Rights and/or confidentiality obligations,
         NexMed shall grant Schering access to any information on the Product reasonably necessary to obtain and maintain the Marketing Authorizations in such other countries of the Territory of the Product and will answer as soon as possible the questions of the Health Regulatory Authorities related to the registration of the Product in such other countries of the Territory.

         During the term of this Agreement, NexMed and Schering shall cooperate in all regulatory activities in good faith.

4.5 Mutual Exchange Product Safety related Information; Recalls. NexMed and Schering will regularly inform each other of any information relating to the safety of the Product, including any serious unexpected and expected side effects of which the Parties shall inform each other expeditedly and in accordance with the relevant and current legislation of the countries of the Territory. Schering shall promptly notify NexMed of any material actions to be taken by Schering with respect to any recall or market withdrawal or other corrective action related to the Product in the Territory prior to such action so as to permit NexMed a reasonable opportunity to consult with Schering with respect thereto and Schering agrees to consider NexMed's consultation.

         Within a period of six (6) months of execution of the Agreement, and before the First Commercial Sale in one of the countries of the Territory and before enrollment of the first patient in a Schering sponsored phase IV study, the Parties agree to enter into a standard operating procedure which should be set up by both Parties to govern safety information exchange including but not limited to collection, investigation and reporting to Regulatory Authorities of Product-related adverse drug experience reports, such that each of the Parties can comply with its legal obligations worldwide. The standard operating procedure will encompass individual case safety reports from all sources as well as periodic reporting (e.g. Periodic Safety Update reports). The standard operating procedure will be promptly amended as changes in international legal obligations require. Each party shall provide to the other Party all data and results obtained from such phase IV studies and other studies regarding the safety of the Product. NexMed shall be free to utilize such data and results outside of the Territory; Schering shall be free to utilize such data and results for commercializing the Product in the Territory.

4.6      Participation by NexMed in Regulatory Affairs.

4.6.1 Notwithstanding anything to the contrary contained in this Article IV, within a reasonable time prior to making any regulatory filings or Marketing Authorization Applications with respect to a Product in the Territory and during any such Regulatory Approval or Marketing Authorization approval process, Schering will provide copies of any proposed filings and consult with, and consider in good faith any comments of, NexMed with respect to any filings to be made or other actions to be taken by Schering in the Territory.

4.6.2 If either Party is advised by its counsel that it must communicate with any Health Regulatory Authority in the Territory with respect to the subject matter hereof, it shall promptly, but not later than two (2) Business Days, advise the other Party of the same and provide the other Party in advance with a copy of any proposed written communication with such Health Regulatory Authority and comply with any and all reasonable requests of the other Party concerning any meeting or written or oral communication with such Health Regulatory Authority.

4.6.3 Each Party shall promptly and in accordance with applicable law provide to the other Party copies of any documents or correspondence received from any Health Regulatory Authority, but not later than two (2) Business Days after such receipt, that pertains to the Product (including without limitation any minutes from a meeting with respect thereto). Each Party shall provide the other Party with any documents or correspondence to be submitted to any Health Regulatory Authority in the Territory that relate to the Product in time sufficient to allow for a reasonable time to comment.

4.7      Change Management:

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4.7.1    Applicability. Sections 4.7.2 through 4.7.4 below shall apply from and after the time that the Marketing Authorization in the Territory has been transferred to Schering or its Affiliates and agents as contemplated by Section 4.3.3.

4.7.2 During the course of this Agreement, if either Schering or NexMed wishes to or is required to make a change to: (i) the Bulk Product or Bulk Product Specifications; or (ii) the manufacturing process for the Bulk Product; or (iii) the sites of manufacture of the Bulk Product; or any other aspects, which may have an influence or impact on the Regulatory Approval or approved Marketing Authorization of the Product in any country of the Territory (a "Change"), it shall submit to the other Party in writing details of the requested Change for prior written approval. Such Change may be initiated by Schering or NexMed or may be mandated by the appropriate Regulatory Authority in such country.

         Costs within this Section 4.7 shall include the costs for implementing a Change as well as all costs for the filing of a Change.

4.7.3    NexMed Change request:

         If NexMed requests a Change as a result of any change in governmental or Regulatory Requirements, Schering shall not unreasonably withhold or delay consent to it. The responsibility for and the costs arising out of such a Change shall be borne by NexMed.

         Where NexMed requests a Change due to NexMed voluntarily changing its manufacturing processes or otherwise, e.g. technical necessities at NexMed, both Parties shall discuss any such change. The responsibility for and the costs arising out of such a Change shall be borne by NexMed.

4.7.4    Schering Change request:

         If Schering voluntarily requests a Change, NexMed shall as soon as practicable review such proposed Change and provide Schering with its likely effect on NexMed's production systems together with the investments and/or the costs necessary to implement such a Change. If Schering wishes to proceed, and NexMed has no reasonable objections, NexMed shall use its commercially reasonable endeavors to achieve such Changes as quickly as possible. The responsibility for and the costs arising out of such a Change shall be borne by Schering.

         If Schering requests a Change as a result of any change in governmental or Regulatory Requirements in the Territoy, NexMed shall not unreasonably withhold or delay consent to it. The responsibility for and the costs arising out of such a Change shall be borne by NexMed.

         In any event, Schering shall be responsible for any subsequent regulatory submissions in the Territory, and NexMed will provide Schering with all Information necessary to compile the Registration Dossier to meet the respective governmental and/or regulatory requirements to change the particulars of the Marketing Authorization.

                                    ARTICLE V

                        STEERING COMMITTEE / WORKING TEAM

5.1 Establishment. The Parties hereby agree that promptly after execution of this Agreement or as the Parties decide as appropriate, they will form the Steering Committee composed of four (4) members (the "SC Members") with functions more fully described in Section 5.2 below. Each Party shall have the right to appoint two (2) SC Members to serve on the Steering Committee each of whom shall be (i) a member of the respective Party's senior management and (ii) duly authorized by such Party to transact the business of the Steering Committee. Upon written notice to the other, each Party shall be entitled to appoint substitute SC Member(s), provided that, such substitute(s) belong to the senior management of its respective Party. SC Members shall be allowed to be represented by proxy. The Parties hereby agree that the Steering Committee shall meet at least semi-annually at mutually agreeable dates and places and that, upon invitation of either Party, other representatives of Schering, NexMed, or both, shall be allowed to attend such meetings. The Parties further agree that each shall bear all expenses of its respective SC Members and representatives with respect to their participation in the Steering Committee.

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5.2      General Functions of the Steering Committee. The Parties agree that the functions of the Steering Committee shall be to exchange information and to jointly plan activities with respect to the Product, including marketing plans and promotional materials for the Territory. The Steering Committee shall also appoint a Working Team, as more fully described in Section 5.4 below and a Manufacturing and Supply Team, as more fully described in Section 8.2 below.

5.3 Decision-Making. The Parties hereby agree that all decisions and/or actions taken by the Steering Committee shall be taken exclusively by the unanimous express consent of all the SC Members. In the event the Steering Committee is unable to reach an agreement on any matter, then such matter shall be referred to the Chief Executive Officer of NexMed and to the Chief Executive Officer of Schering's Region Europe for their consideration and resolution. The Parties however agree that, in the event of any issue arising in connection with the marketing and the final packaging of the Product in the Territory, Schering's decision shall constitute the final decision, and in the event of any issue arising in connection with the Development of the Product, NexMed's decision shall constitute the final decision, and that any such decision shall be binding upon both Parties. Notwithstanding the foregoing, no Party shall be entitled to exercise its casting vote to require, in any way, that the other Party expend additional consideration or resources than such Party has expressly agreed to commit in this Agreement.

5.4 Working Team. Shortly following its formation, the Steering Committee shall appoint not more than five (5) representatives from each Party, (the "WT Members") one of whom shall necessarily be a project manager of its respective Party, to serve on the Working Team. Upon written notice to the other, each Party shall be entitled to appoint substitute WT Member(s). WT Members shall be allowed to be represented by proxy.

5.5 General Functions of the Working Team. The Parties agree that the Working Team's functions shall be to set up a life cycle management plan and dealing with all issues in the context of marketing of the Product and submit it for review by the Steering Committee, it being understood that such plan is not meant to encompass the NexMed Patents and/or NexMed Information. The Working Team shall be responsible for the implementation of the life cycle management plan and co-ordination of each Party's respective activities. The Parties agree that the Working Team shall meet at least once every four (4) months at mutually agreeable dates and places, and that, upon invitation of either Party, other representatives of Schering, NexMed, or both, shall be allowed to attend such meetings. The Parties further agree that each Party shall bear all expenses of its WT Members and representatives with respect to their participation in the Working Team.

5.6 Retention of Powers. The Parties hereby agree that, notwithstanding the creation of the Steering Committee and/or the Working Team and/or Manufacturing and Supply Team, each Party to this Agreement shall (i) at all times retain the rights and powers granted to it pursuant to the terms and conditions of this Agreement, and that (ii) except as otherwise expressly provided in this Agreement or expressly agreed to by the Parties in writing to that effect, neither the Steering Committee nor the Working Team nor the Manufacturing and Supply Team thereof shall be delegated or vested with any such rights or powers. Neither the Steering Committee nor the Working Team nor the Manufacturing and Supply Team shall have at any time the power to amend or modify this Agreement in any way, as such may only be amended or modified as provided in Section 16.13 of this Agreement.

                                   ARTICLE VI

                               MILESTONE PAYMENTS

6.1 Milestone Payments. Schering shall make the following payments ("Milestone Payments") to NexMed. Each of these Milestone Payments shall be paid only once regardless of the number of times the milestones are achieved by the Product. The payments shall be due within fifteen (15) Business Days after NexMed presents copies of the * to Schering; the payment for the sale of * units or more of the Product in a calendar year shall be due within fifteen (15) business day after the first achievement.

 ------------- -------------------------------------------------------------------------- ------------------
     No.                                     MILESTONES                                  PAYMENT in (euro)
 ------------- -------------------------------------------------------------------------- ------------------
      1        (a)      _________*____________                of               Alprox TD  2,000,000.00
                    _____________*______________before December 31, 2006, or

               (b)      __________*___________ of Alprox TD ________*_________
 ------------- -------------------------------------------------------------------------- ------------------
      2        ________*____________   European   Authorities  or  _______*_______   the  5,000,000.00
               reference            member            state            ______*_________.
               --------------------------------------------------------------.
 ------------- -------------------------------------------------------------------------- ------------------
      3        Marketing  Authorization  in the  first  Major  Country  other  than  the  2,500,000.00 reference  member  state  subsequent  to the  reference  member state for indication moderate to severe ED without specific tox warning
 ------------- -------------------------------------------------------------------------- ------------------
      4        Marketing  Authorization  in the  second  Major  Country  other  than the  2,500,000.00 reference  member  state  subsequent  to the  reference  member state for indication moderate to severe ED without specific tox warning
 ------------- -------------------------------------------------------------------------- ------------------
      5        Marketing  Authorization  in the  third  Major  Country  other  than  the  2,500,000.00 reference  member  state  subsequent  to the  reference  member state for indication moderate to severe ED without specific tox warning
 ------------- -------------------------------------------------------------------------- ------------------
      6        Marketing  Authorization  in the  fourth  Major  Country  other  than the  2,500,000.00 reference  member  state  subsequent  to the  reference  member state for indication moderate to severe ED without specific tox warning
 ------------- -------------------------------------------------------------------------- ------------------
      7        One time  payment  if  Schering  sells  _____*______units  or more of the  3,000,000.00
               Product in a calendar year
 ------------- -------------------------------------------------------------------------- ------------------

                                   ARTICLE VII

                                COMMERCIALIZATION

7.1 Schering as Sole Marketing Party. Subject to Section 2.1(d), Schering shall have the exclusive right to Commercialize the Product, either by itself or through its Affiliates or sublicensees, in the Territory.

7.2 Commercialization Efforts. Schering agrees to use commercially reasonable efforts with respect to the Commercialization of the Product in the Territory as provided hereunder. Commercialy reasonable efforts means the same efforts like for other propriatary products with the same commercialy potential. Such commercially reasonable efforts will be consistent with the efforts used by Schering in preparing commercialization plans and commercializing its own pharmaceutical products, and may include sub-licensing, subject to Section 2.1(d). Without limiting the generality of the foregoing, Schering shall determine the pricing and marketing strategy for the Product in its sole discretion, provided, however, that Schering shall not sell the Product as a loss leader and shall not set the price of the Product at less than fair market price.

7.3 Schering shall not be obligated to Commercialize the Product in any non EU-country where Schering does not believe on reasonable commercial grounds, that it would be commercially reasonable to do so; provided that in such circumstance, all rights to the Product in such country shall on request of NexMed revert to NexMed and Schering shall transfer all Regulatory Approvals and applications in such country to NexMed. NexMed shall reimburse to Schering all external costs to obtain and maintain Regulatory Approval in such countries.

7.4 In addition to and without limiting, defining or otherwise qualifying the standards of conduct set forth elsewhere in this Agreement, Schering shall: (i) use its commercially reasonable efforts to launch the Product in each country as soon as practicable following receipt of Regulatory Approval for the Product in such country; (ii) conduct Commercialization in compliance with all requirements of applicable laws, rules and regulations; (iii) consult with and keep NexMed and the Steering Committee informed of all such activities; and (iv) assure appropriate reporting of adverse events.

                                  ARTICLE VIII

                             MANUFACTURE AND SUPPLY

8.1      Manufacture and Supply

8.1.1 Subject to the following terms and conditions, NexMed will manufacture the Product and shall supply Schering with all of Schering's requirements of the Product for sale in the Territory and Schering shall purchase its requirements of the Product exclusively from NexMed. Product shall be supplied by NexMed as Bulk Product.

8.1.2 NexMed will manufacture the Bulk Product pursuant to the processes described in the relevant documents provided for in the Regulatory Approval and in accordance with the Quality Assurance Agreement (the "QAA") attached hereto as Schedule 3, which forms an integral part of this Agreement. NexMed will adhere to these processes and instructions.

8.1.3 NexMed represents and warrants that it will obtain all material approvals of Regulatory Authorities necessary for the manufacture of Product prior to the first delivery of the Bulk Product. Each Party covenants that during the term of this Agreement, it shall comply in all material respects with all applicable laws and regulations in carrying out its obligations pursuant to this Agreement. A Party will inform the other Party if it happens that the competent Health Authorities notify to such Party any non compliance with applicable laws and regulations.

8.2      Manufacturing and Supply Team

8.2.1 The Steering Committee shall form as a sub-committee, the Manufacturing and Supply Team, to act as a forum for effectively addressing issues brought to the attention of the Steering Committee by either Party relating to the manufacture and supply of the Product, the failure to supply Product in a timely manner resulting from increases in demand that exceed manufacturing capacities, quality issues or other logistical issues.

8.2.2 The Manufacturing and Supply Team shall consist of 2 (two) representatives from each Party. Substitutes may be appointed at any time upon written notice. The Manufacturing and Supply Team shall meet at mutually agreed dates and places. Additional representatives of Schering and NexMed or both, in addition to members of the Manufacturing and Supply Team, may attend such meetings at the invitation of either Party. Schering and NexMed shall bear all expenses of their respective members related to the participation in meetings of the Manufacturing and Supply Team.

8.2.3 The Manufacturing and Supply Team shall serve as an advisor to the Steering Committee with respect to issues described in Section 8.2.1 and shall have no right to exercise the rights of the Parties under this Agreement. The Manufacturing and Supply Team shall not have the power to amend or modify this Agreement, which may be amended or modified only as provided in Section 16.13.

8.2.4 Advice given by the Manufacturing and Supply Team to the Steering Committee shall only be given following unanimous agreement of the members of the Manufacturing and Supply Team. Should it prove impossible to obtain such agreement then the disputed matter will be referred to the Steering Committee for resolution.

8.3      Ordering and Forecast

8.3.1 At least six (6) months prior to the first distribution of the Product in a country of the Territory, and once per calendar quarter thereafter, by the last day of such calendar quarter at the latest, Schering will provide NexMed with:

         (a) an order for Product for each month of the three-month period commencing on the first day of the over-next calendar quarter ("Firm Order"),

         (b) a non-binding forecast ("First Forecast") for Product for each month of the three-month period immediately following the over next calendar quarter,

         (c) a non-binding month-by-month forecast of anticipated orders for the Product (a "Second Forecast"), for the three (3) month period following the period covered by the Firm Order plus the First Forecast.

         Schering will take into consideration the batch sizes and minimum order sizes as set forth in Exhibit 2. Each Firm Order will be binding on Schering and Schering shall be obligated to purchase those amounts set forth in each Firm Order.

8.3.2 The operation of the foregoing provisions is illustrated in the following example:

         Example: On March 31, 2005, at latest, Schering shall place its Firm Order for Product to be delivered in July, August and September 2005, and shall provide: a First Forecast on a monthly basis from October to December 2005 and a Second Forecast on a monthly basis from January 2006 up to March 2006.

8.3.3 Within two (2) weeks upon receipt of the First Forecast, NexMed will submit to Schering a written confirmation that it is able to supply Schering with its requirements according to the First Forecast. If no confirmation is given by NexMed within the two (2) weeks period, the Forecast shall be deemed to have been accepted.

8.3.4 NexMed is obliged to reserve manufacturing capacities and materials sufficient to fulfill the Firm Orders. NexMed is obliged to fulfil the Firm Orders. However, Schering's Firm Orders should not exceed by more than 30% or be less than 30% of the First Forecast of this quarter. In case of greater variations between Firm Order and Forecast, the Parties will meet and negotiate in good faith in order to find a suitable solution.

8.3.5 The Firm Orders shall specify the Arrival Dates for each month of the Firm Order. The Arrival Dates and quantities specified in Firm Orders will be confirmed by NexMed in writing within two (2) weeks of receipt. If no confirmation is given by NexMed within the two (2) weeks period, the Firm Orders shall be deemed to have been accepted. NexMed shall use the Schering item number and the purchase order system for all deliveries. All invoices, delivery documentation and delivery notes have to contain the corresponding purchase order number and P.O. position.

8.3.6 If Schering desires to alter any quantities set forth in a Firm Order or to accelerate the Shipment Dates, then NexMed shall undertake, but shall be under no obligation to do so, to use its commercially reasonable efforts to comply with any changes of ordered quantities or acceleration of Shipment Dates, especially with regard to changes to prevent the interruption of market supply or to cuts in ordered quantities or cancellations where the non-fulfillment of changes would require to destroy or re-pack the Product.

8.3.7 In case that Schering rejects a lot of Bulk Product, NexMed will provide a replacement lot within four (4) weeks of written notice from Schering of such a rejection, subject to the provisions of Section 8.6. This replacement shipment will be made independent of a final agreement on the rejection.

8.3.8 NexMed shall maintain continuously a safety stock of the starting materials including active pharmaceutical ingredients equal to the average of three (3) months Firm Order for the applicable period or capacity of three (3) months.

8.3.9 Schering shall provide at least six (6) months prior to the first distribution of the Product in a country of the Territory, and annually thereafter, by the end of June, a long-term requirements plan for the Product to NexMed covering the next two (2) years. NexMed shall confirm in writing to Schering, the existence of capacity sufficient for manufacturing in accordance with the long-term requirement plan, or if the existing capacity is incompatible with meeting the long-term requirements, NexMed will use commercially reasonable efforts to increase its capacity accordingly.

8.4      Packaging

         The packaging of the Bulk Product shall be consistent with the Specifications.

8.5      Shipment

8.5.1 NexMed will prepare the Bulk Product for shipment to Schering according to the shipping instructions set forth in the QAA, as amended from time to time. Shipments will be made FCA as defined in INCOTERMS 2000, at NexMed's designated shipment point in a country in the EU. Carrier will be chosen by Schering and coordinated by NexMed.

8.5.2 Shipment will be made early enough to meet the arrival date specified in the Firm Orders (the "Arrival Date"), and in the quantities specified in the Firm Orders. Quantities shipped may vary within the range of +/- 10% of the quantities specified in the Firm Orders. NexMed will immediately inform Schering of any circumstances that could result in any shipment delay or a significant variation (greater than +/- 10%) of the quantities set forth in the Firm Orders. Shipment delays which exceeds 15/30/45 days will allow Schering to deduct 2/5/10% of the invoiced amount. This compensation does not replace any further rights of Schering.

8.5.3 Unless otherwise agreed in writing the manufacturing date of the Product shall not be more than four (4) months prior to the Shipment Date. Product shall not have a remaining shelf life of less than twenty
         (20) months upon shipment unless Schering has requested delayed delivery.

8.5.4 Should any quantities of the Product supplied by NexMed, in Schering's opinion not conform with the Specifications, Schering will notify NexMed in writing within thirty (30) days from the date of delivery of the Product. Schering will supply NexMed with details of the allegedly non-conforming Product including samples thereof and will cooperate in any investigation NexMed should wish to carry out. Even if such determination is disputed by NexMed, NexMed shall as soon as possible and not later than thirty (30) days, subject to availability, replace such non-conforming Products free of charge, provided Schering has paid for the rejected Product.

8.5.5 Notwithstanding the above, if a dispute arises between NexMed and Schering concerning the non-conformity of the Product to the Specifications, and said dispute is not resolved within thirty (30) days from the receipt by NexMed of the notification mentioned in
         Section 8.5.4, the matter shall be submitted to an independent laboratory chosen in common agreement between the Parties (or, failing such agreement, by the Chamber of Commerce and Industry of Frankfurt am Main, Germany) whose decision will be final. The expenses incurred for said determination shall be paid by the Party whose position is found erroneous by the said decision and if the Products are found to be conforming, Schering shall immediately pay NexMed for all Product that was shipped to Schering.


8.5.6 NexMed represents and warrants to manufacture the Product in the quality according to the QAA. The Product will conform in all material respects to the Quality Specifications as set forth in the QAA. Product found not to be manufactured in accordance with the QAA will not satisfy the obligations of NexMed as set forth in this Agreement.

8.5.7 In the event rejected Bulk Product can not be reworked and must be destroyed, all destruction shall be performed by NexMed or, if mutually agreeable, by Schering. The Party, which has caused the defective or otherwise nonconforming Bulk Product will pay the costs of such rework and destruction. Following destruction, the applicable Party will send to the other a certificate of destruction indicating the following: name of the Bulk Product, batch number, quantity, and name of the company that destroyed the Bulk Product.

8.6      Shortage of Supply

         If there is any shortage in the supply of the Product, NexMed shall deliver the Product to Schering at least at the same level as to NexMed's other customers or NexMed themselves resulting in a similar (then percentile) reduction of the Product supply in relation to the forecasted amounts for Schering and NexMed's other customers.

8.7      Alternative Manufacturing

8.7.1 Should NexMed be unable to supply (i) at least seventy-five percent (75%) of Schering's Firm Orders for three (3) consecutive calendar months or (ii) should NexMed fail to supply Schering in six (6) calendar months within the immediately preceding, consecutive twenty-four (24) calendar months at least seventy-five percent (75%) of Schering's Firm Order in accordance with the terms of this Agreement, NexMed shall inform Schering without delay and discuss with it about said inability and shall authorize Schering to manufacture or have manufactured quantities of the Product and shall provide Schering with all necessary know-how, technology, information and assistance for such manufacturing.

8.7.2 If Schering assumes the manufacturing of the Product in accordance with the terms of Section 8.7.1 hereof, Schering shall pay NexMed for each unit manufactured an amount equal to * less Schering's Cost of Manufacturing.

8.7.3 NexMed shall organize an alternative supplier for the Product prior to the first delivery of the Bulk Product to Schering. Schering shall have the right of first refusal to be the alternative supplier on the same terms and conditions as a commercially reasonable third party alternative supplier.

                                   ARTICLE IX

                             SUPPLY PRICE, PAYMENTS

9.1 Supply Price. NexMed will supply all of Schering's Product requirements as Bulk Product at the price of * per single dose unit ("Supply Price"). This Supply Price represents NexMed's total share in the sales of the Product.

9.2 Samples. NexMed will supply clinical samples at * per single dose unit and commercial samples at * per single dose unit.

9.3 NexMed shall not supply Third Parties for countries reverted to NexMed according to Section 7.3 at more favorable supply price conditions than Schering.

9.4 Invoice; Payments. NexMed shall invoice to Schering upon delivery of the Product. Schering shall pay to NexMed the invoices within thirty
         (30) days from the date such invoices are received by Schering.

9.5 Payments; Interest. Payments due under this Agreement shall be due on such date as specified in this Agreement and, in the event such date is not a Business Day, then the next succeeding Business Day, and shall be made by wire transfer of immediately available funds to a bank account designated by NexMed, at least ten (10) days before payment is due. Any failure by a Party to make a payment within ten (10) Business Days after the date when due shall obligate such Party to pay computed interest to the receiving Party, the interest period commencing on the due date and ending on the payment day, to the other Party, at a rate per annum equal to the one month EURIBOR as quoted on the due date on REUTERS screen (EURIBOR01). The interest calculation shall be based on the act/360 computation method. The interest rate shall be adjusted and interest shall be compounded monthly in arrears. Such interest shall be due and payable on the tender of the underlying principal payment.

9.6 Taxes. NexMed shall pay any and all taxes levied on account of all payments it receives under this Agreement. If laws or regulations require that taxes be withheld, Schering will (i) deduct those taxes from all remittable payments, (ii) timely pay the taxes to the proper taxing authority, and (iii) send proof of payment to NexMed within thirty (30) days of receipt of confirmation of payment from the relevant taxing authority. Schering agrees to make all lawful and reasonable efforts to minimize such taxes to NexMed.

9.7 Payment Currency. Payments by Schering under this Agreement shall be paid to NexMed in Euro by wire transfer of immediately available funds to an account at a commercial bank such bank account being designated by NexMed at least ten (10) Business Days before payment is due.

                                    ARTICLE X

                                 CONFIDENTIALITY

10.1 Confidentiality; Exceptions. Except to the extent expressly authorized by this Agreement or otherwise agreed in writing, the Parties agree that the receiving Party shall keep confidential and shall not publish or otherwise disclose or use for any purpose other than as provided for in this Agreement any Information and other information and materials furnished to it by the other Party pursuant to this Agreement or any Information developed during the course of the collaboration hereunder, or any provisions of this Agreement that are the subject of an effective order of the Securities Exchange Commission granting confidential treatment pursuant to the Securities Act of 1934 as amended (collectively "Confidential Information"), except to the extent that it can be established by the receiving Party that such Confidential Information:

(a) was already known to the receiving Party, other than under an obligation of confidentiality, at the time of disclosure by the other Party; or

(b) was generally available to the public or otherwise part of the public domain at the time of its disclosure to the receiving Party; or

(c) became generally available to the public or otherwise part of the public domain after its disclosure and other than through any act or omission of the receiving Party in breach of this Agreement.

(d) was disclosed to the receiving Party, other than under an obligation of confidentiality, by a Third Party who had no obligation to the disclosing Party not to disclose such information to others; or

(e) was independently discovered or developed by the receiving Party as documented in its corporate records.

10.2 Authorized Disclosure. Each Party may disclose Confidential Information hereunder to the extent such disclosure is reasonably necessary in filing or prosecuting patent applications, prosecuting or defending litigation, filing or updating any Marketing Authorization Application, complying with applicable governmental laws, rules and regulations or conducting Development, provided that, if a Party is required by law or regulation to make any such disclosures of the other Party's Confidential Information it will, except where impracticable for necessary disclosures, for example in the event of medical emergency, give reasonable advance notice to the other Party of such disclosure requirement and, except to the extent inappropriate in the case of patent applications, will use its reasonable efforts to secure confidential treatment of such Confidential Information required to be disclosed. In addition, and with prior written notice to the other Party of each Third Party with whom a confidential disclosure agreement is being entered into, each Party shall be entitled to disclose, under a binder of confidentiality, Confidential Information to any Third Party for the purpose of carrying out the purposes of this Agreement. Nothing in this Article X shall restrict any Party from using for any purpose any Confidential Information independently developed by it during the course of the collaboration hereunder, or from using Confidential Information that is specifically derived from pre-clinical or clinical trials to carry out Regulatory Approval, marketing, sales or professional services support functions as is customary in the pharmaceutical industry. Where materiality of disclosure requires a press release or other disclosure pertaining to this Agreement by one Party, the disclosing Party shall give at least three (3) Business Days' advance notice to the other Party.

10.3 Survival. This Article X shall survive the termination or expiration of this Agreement.

                                   ARTICLE XI

        OWNERSHIP OF INTELLECTUAL PROPERTY, PATENT RIGHTS AND USE OF NAME

11.1 Ownership. Each Party shall solely own, and it alone shall have the right to apply for, Patents within and outside of the Territory for any inventions made solely by that Party's employees or consultants in the course of performing work under this Agreement; provided, however, if Schering is the owner of any inventions relating to the Product, Schering shall grant NexMed a non-exclusive and royalty-free license to use the invention during the term of the Agreement. If Schering decides not to apply for a patent, Schering shall assign these invention to NexMed, and NexMed shall have the right to apply for Patents relating to any such inventions subject to the applicable German statute for employee inventions.

         To the extent NexMed has not obtained the Patents necessary for Schering's license pursuant to Article II 1 (a) ("Necessary Patents") at the time of first commercialization, NexMed shall continue to use all commercially reasonable efforts to obtain these outstanding Patents.

11.2 Third Party Patent Rights. Each Party agrees to bring to the attention of the other Party any Third Party Patent it discovers, or has discovered, and which relates to the subject matter of this Agreement.

11.3     Enforcement Rights.

            (a) Notification of Infringement. If either Party learns of any infringement or threatened infringement by a Third Party of the NexMed Patents such Party shall promptly notify the other Party and shall provide such other Party with all available evidence of such infringement.

            (b) Enforcement in the Territory. NexMed shall have the right, but not the obligation, to institute, prosecute and control at its own expense any action or proceeding with respect to infringement of any NexMed Patents covering the manufacture, use, importation, sale or offer for sale of the Product being developed or marketed in the Territory, by counsel of its own choice. Schering shall have the right, at its own expense, to be represented in any action by counsel of its own choice. If NexMed fails to bring an action or proceeding or otherwise take appropriate action to abate such infringement within a period of one hundred eighty (180) days of notice by Schering to NexMed requesting action, Schering will have the right to bring and control any such action or proceeding relating to NexMed Patents by counsel of its own choice and NexMed will have the right to be represented in any such action by counsel of its own choice and at its own expense. If one Party brings any such action or proceeding, the other Party agrees to be joined as a party plaintiff if necessary to prosecute the action or proceeding and to give the first Party commercially reasonable assistance and authority to file and prosecute the suit. Any damages or other monetary awards recovered pursuant to this Section 11.3(b) shall be allocated first to the costs and expenses of the Party bringing suit, then to the costs and expenses, if any, of the other Party. In the event that Schering brings such action, any amounts remaining shall be distributed as follows: compensatory damages seventy percent (70%) shall be payable to Schering and the remaining thirty percent (30%) to NexMed, and punitive and exemplary damages shall be paid equally to Schering and NexMed. In the event that NexMed brings such action, seventy percent (70%) of any amounts remaining shall be payable to NexMed and the remaining thirty percent (30%) to Schering.

            (c) Settlement with a Third Party. The Party that controls the prosecution of a given action shall also have the right to control settlement of such action, provided however, that if one Party controls, no settlement shall be entered into without the written consent of the other Party (which consent shall not be unreasonably withheld or delayed) if such settlement would materially and adversely affect the interests of such other Party.

11.4 Defense and Settlement of Third Party Claims. If a Third Party asserts that a patent or other intangible right owned by it is infringed by any Product in the Territory, NexMed will be solely responsible for defending against any such assertions at its cost and expense (subject to the provisions of Section 11.3(b)), and if a Third Party asserts that a trademark owned by it is infringed by any Product in the Territory, Schering will be solely responsible for defending against any such assertions at its cost and expense. No settlement may be entered into without the written consent of the other Party, which shall not be unreasonably withheld. The costs of any such settlement (including, without limitation, damages, expense reimbursements, compliance, future royalties or other amounts) shall be paid by the Party defending such action. If any Third Party is successful in any such claim and the non-defending Party is ordered to make any payments to such Third Party in connection therewith, any such payments shall be promptly paid by the defending Party.

11.5     Licenses under Third Party Patents.

                  (a) Determination. Upon mutual agreement, the Parties may seek to obtain a license or right under one or more Third Party Patents covering any Product in the Territory in order to avoid infringement. In the event that Schering determines that it is beneficial for the Parties to obtain a license or right under one or more Third Party Patents covering any Product in the Territory and NexMed objects to such determination within thirty (30) days after such determination is made, the Parties shall suspend action for a period of one (1) month (the "Deferral Period") to allow NexMed to present its position to and discuss its position with Schering. Such discussion shall involve senior management of each Party.

                  (b) NexMed may present such facts, findings, conclusions and other information as it deems necessary to Schering during the Deferral Period. Upon the earlier of the end of the Deferral Period or NexMed's presentation of all of its information, Schering shall evaluate such information and make a final determination, in its reasonable judgment, as to the desirability of obtaining a license or right under such Third Party Patents. The decision reached by Schering shall thereafter be final and binding on the Parties.

                  (c) Licensing. In the event that the Parties agree to seek to obtain a license or right under any Third Party Patents or in the event of final determination by Schering of the desirability to obtain a license or right under any Third Party Patents, Schering and NexMed will make reasonable efforts to obtain such license or right.

                  (d) Royalties. Any royalties and fees to be paid to the Third Party in consideration of the license or right under the Third Party Patents with respect to the Product sold by Schering, its Affiliates or its sublicensees shall be shared equally by the Parties.

11.6 Patent Expenses. All Patent Expenses with respect to NexMed Patents shall be borne by NexMed.

11.7 Use of Names. Neither Party shall use the name of the other Party in relation to this transaction in any public announcement, press release or other public document without the written consent of such other Party, which consent shall not be unreasonably withheld or delayed; provided however, that either Party may use the name of the other Party in any document filed with any Health Regulatory Authority, including the FDA and the Securities and Exchange Commission, in which case Schering shall be referred to as "Schering AG, Germany". Each Party agrees not to use the other Party's name in relation to this transaction in any press release, public announcement or other public document without the approval of the other Party, which approval shall not be unreasonably withheld or delayed.


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

                                   ARTICLE XII

                       TRADE MARK RIGHTS AND INFRINGEMENT

12.1     Trademarks.

12.1.1 Schering shall be responsible for the selection, registration, maintenance and defense of all Schering Trademarks, which are employed in connection with the marketing and selling of the Product in the Territory and shall own and control such Schering Trademarks and pay any costs in connection therewith.

12.1.2 Each Party recognizes the exclusive ownership by the other Party of any proprietary name, logotype or trademark furnished by such Party (including Affiliates) for use in connection with the marketing, sale or distribution of the Product. Neither Party shall, either while this Agreement is in effect, or at any time thereafter, register, use or challenge or assist others to challenge the trademarks of the other Party or attempt to obtain any right in or to any such name, logotype or trademark or in and to any name, logotype or trademarks confusingly similar to the Product or any other goods and products, notwithstanding that such goods or products have a different use or are dissimilar to the Product.

12.1.3 Schering shall be responsible for the registration, hosting, maintenance and defense of the Schering Trademarks as domain names. NexMed shall empower Schering to act on behalf for filing and maintaining the NexMed-Trademarks and Domain Names during the term of this Agreement and in connection with the marketing and selling of the Product in the Territory.

12.2.1 NexMed hereby grants to Schering the right to use the NexMed Trademark in the Territory for the duration of this Agreement free of charge. Schering may use the NexMed Trademark or any other Schering Trademark in connection with the marketing, sale or distribution of the Product.

12.2.2 In the event that Schering decides to use the NexMed Trademark, the Parties shall discuss the transfer to Schering of all domain names similar to the NexMed Trademark ("NexMed Domain Names"). If, however, NexMed is using or plans to use the NexMed Trademark outside the Territory, the NexMed Domain Names shall not be transferred to Schering. In that event
         (i) Nexmed shall be responsible for the registration, hosting, maintenance and defense of a switching internet page with one of the NexMed Domain Names; and
         (ii) NexMed shall grant Schering a right to link to such switching internet page; and
         (iii) the Parties will discuss allowing Schering to use a domain name similar to the NexMed Domain Names (e.g., "NexMed Trademark Europe.com").

12.2.3 The Parties agree that the ownership and use of the NexMed Trademark shall be governed by the following provisions:

         (a) NexMed shall retain any and all rights, title and interests in and to the NexMed Trademarks, and no rights therein are licensed and/or transferred to Schering hereunder, except as expressly set forth in this Agreement.

         (b) NexMed shall, at its costs and expenses, and whenever necessary for the performance of the terms of this Agreement,
                  (i) file and undertake in good faith to obtain and then maintain the NexMed Trademarks' registration in the Territory, and (ii) inform Schering of the status of such NexMed Trademarks. A list on the legal status of the Trademarks and domain names for all countries of the Territory is attached as of Effective Date as Schedule 5.

12.3     Trademarks infringement:

         (a) Upon being aware of any of the following within the Territory, either Party shall promptly notify the other of, (i) any infringement, (ii) threatened infringement, (iii) deceptive use of any Trademarks, (iii) any adverse claim asserted by a Third Party with respect to the NexMed Trademark or Schering Trademarks and/or to any labels affixed to any of the Product, and the Parties shall render each other any assistance as may be requested for the purpose of restraining such infringement or deceptive use and for taking any other appropriate action. NexMed and Schering shall consult at to possible courses of action, but NexMed hereby agrees that Schering's final determination with respect to such courses of action shall be final. In the event Schering or any of its Affiliates institute any proceedings for the infringement or deceptive use of any NexMed Trademark or Schering Trademark in the Territory, NexMed hereby agrees that it shall, at Schering's cost and expense, assist Schering or its Affiliates with any assistance that may be reasonably requested.

         (b) In the event of any Third Party claim that any trademarks utilized by Schering infringe such Third Party's intellectual property right in the Territory, Schering and/or its Affiliates shall, at their own costs and expenses, do what they consider appropriate and necessary to defend such claim and NexMed hereby agrees that, upon Schering's request, it shall provide Schering with full assistance. Schering hereby agrees to indemnify NexMed including reasonable attorneys fees in case of any Third Party claiming that any trademarks utilized by Schering infringe such Third Party's right in the Territory.

12.4 In the event that this Agreement is terminated in its entirety in accordance with Article XIV or in the event that Schering reverts a country upon NexMed's request in accordance with Section 7.3, Schering shall, upon NexMed's request, transfer any rights it may have in the NexMed Trademark to NexMed. In addition, Schering shall, at NexMed's request, transfer any Schering or NexMed Trademark used in connection with the Product to NexMed, and NexMed shall pay for such transfer a royalty in the amount of fifty percent (50%) of the total sales of Product under the Schering Trademark in the Territory during the last full calendar month preceding the effective date of expiration or termination. NexMed has the right but not the obligation to pay such royalties by installments extending up to one year after such transfer.

                                  ARTICLE XIII

                         REPRESENTATIONS AND WARRANTIES

13.1     Representations and Warranties

(a)   Each of the Parties represents and warrants to the other Party as follows:

            (i) The Agreement is a legal and valid obligation binding upon such Party and enforceable in accordance with its terms. The execution, delivery and performance of the Agreement by such Party does not conflict with any agreement, instrument or understanding, oral or written, to which it is a party or by which it is bound, nor to such Party's knowledge, violate any law or regulation of any court, governmental body or administrative or other agency having jurisdiction over it.

            (ii) NexMed has not granted, and during the term of this Agreement neither Party will grant, any right to any Third Party relating to the NexMed Patents and/or NexMed Information which would conflict with the rights granted to either Party hereunder.

            (iii) There are no actions, suits, proceedings or unsatisfied judgments outstanding, pending or threatened against or affecting either Party, which may impair the ability of this Party to perform its obligations under this Agreement, and this Party is not aware of any existing ground on which any such action, suit or proceeding might be commenced with any reasonable likelihood of success.

(b)   NexMed hereby represents and warrants to Schering that NexMed:

            (i) To the best of its knowledge, it has provided to Schering all material information in its possession or control or of which it is aware as of the Effective Date, concerning efficacy, side effects, injury, toxicity, or sensitivity, reaction and incidents or severity thereof, associated with any clinical use, studies, investigations or tests with the Product (animal or human), whether or not determined to be attributable to the Product.

            (ii) To the best of its knowledge, NexMed has not employed, or used a contractor or consultant that employs, any individual or entity debarred by the FDA (or subject to a similar sanction of EMEA), or, to the best knowledge of NexMed, any individual who or entity which is the subject of an FDA debarment investigation or proceeding (or similar proceeding of EMEA), in the conduct of the preclinical or clinical studies of the Product.

            (iii) As of the Effective Date, except as it may have previously disclosed to Schering in writing, NexMed has not received any notices of infringement or any written communications relating in any way to a possible infringement with respect to the Product, and, to its knowledge, it is not aware that the manufacture, use or sale of the Product infringes any Third Party patent rights.

            (iv) As of the Effective Date, NexMed is not aware of any prior act or any fact which causes it to conclude that any NexMed Patent is invalid or unenforceable.

            (v) As of the Effective date, NexMed has not received any notice that any opposition or cancellation proceedings or other legal disputes have been initiated against the NexMed Trademark in any country in the Territory where applications for registration of the NexMed Trademark have been filed and/or where the NexMed Trademark has been registered.

            (vi) To the best of its knowledge, NexMed has obtained all right, title and interest in and to all rights to the NexMed Patents and NexMed Information, free and clear of any liens, encumbrances or rights to repurchase; and

            (vii) NexMed has conducted, or has caused its contractors or consultants to conduct, and will in the future conduct, the preclinical and clinical studies for the Product, in all material respects in accordance with applicable laws, published standards of the FDA and the European Commission, and regulatory standards applicable to the conduct of studies in the United States and the EU, including without limitation, GMPs, GLPs and GCPs.

            (viii) During the term hereof, NexMed will not take any action or enter into any agreements that may affect Schering's rights under this Agreement.

(c)   Schering hereby represents and warrants to NexMed that Schering:

            (i) As of the Effective Date, except as it may have previously disclosed to NexMed in writing, Schering has not received any notices of infringement or any written communications relating in any way to a possible infringement with respect to the Product, and that it is not aware that the manufacture, use or sale of the Product infringes any Third Party patent rights.

            (ii) During the term hereof, Schering will not take any action or enter into any agreements that may affect NexMed's rights under this Agreement or affect the NexMed Patents, NexMed Trademark or NexMed Information.

                                       XIV

                              TERM AND TERMINATION

14.1 Term. This Agreement shall commence as of the Effective Date and, unless sooner terminated as provided herein, shall continue in effect on a country-by-country basis until the last Patent protection of the Product expires or ten (10) years after the First Commercial Sale of the Product in such country, whichever is longer. Schering will notify NexMed about the First Commercial Sale of the Product in each country. This Agreement will automatically extend for periods of one (1) year unless either Party give written notice to the other Party of its intention not renew at least one (1) year prior to the expiry date. The EU is considered to be one country for the purpose of this Section 14.1.

14.2     Termination

         (a) In the event that NexMed fails to receive the acceptance of filing of the Product for indication moderate to severe ED by the European Health Authorities in the EU before December 31, 2006, Schering has the right to terminate this Agreement and Schering must exercise this termination right on or before March 31, 2007.

         (b) Schering may terminate this Agreement in case that NexMed fails to receive the unconditional Regulatory Approval of the Product for indication moderate to severe ED by the European Health Authorities or the Reference Member State before December 31, 2008. Schering must exercise this termination right on or before March 31, 2009.

         (c) In the event that NexMed fails to obtain the Necessary Patents in a Major Country and because of such failure Schering is unable to achieve a market share in such country which is equivalent to Schering's market share in the remainder of the Territory for two (2) consecutive years after Mutual Recognition has been obtained, Schering shall have the right to terminate the contract in its entirety, upon six (6) months prior written notice to NexMed.

                  In case of market changes which lead to margins which are below a level acceptable for Schering the Parties shall meet and negotiate in good faith in order to find a suitable solution. In case no solution has been found, Schering is entitled to terminate the Agreement with six (6) months notice. All open Firm Orders have to be fulfilled by NexMed and to be paid by Schering.

         (d) Failure of Schering or NexMed to comply with any of their respective material obligations and conditions contained in this Agreement shall entitle the other Party to give the Party in default notice requiring it to cure such default. If such default is not cured within sixty (60) days after receipt of such notice, the notifying Party shall be entitled (without prejudice to any of its other rights conferred on it by this Agreement) to terminate this Agreement. Notwithstanding the foregoing, in the event of a non-monetary default, if the default is not reasonably capable of being cured within the sixty (60) day cure period by the defaulting Party and such defaulting Party is making a good faith effort to cure such default, the notifying Party may not terminate this Agreement, provided however, that the notifying Party may terminate this Agreement if such default is not cured within one hundred eighty (180) days of such original notice of default. The right of either Party to terminate this Agreement as hereinabove provided shall not be affected in any way by its waiver of, or failure to take action with respect to any previous default.

         (e) In the event that one of the Parties hereto shall go into liquidation, a receiver or a trustee be appointed for the property or estate of that Party and said receiver or trustee is not removed within thirty (30) days, or the Party makes an assignment for the benefit of creditors (collectively, a "Bankruptcy Event"), and whether any of the aforesaid Bankruptcy Events be the outcome of the voluntary act of that Party, or otherwise, the other Party shall be entitled to terminate this Agreement.

         (f) In the event that this Agreement expires or is terminated by Schering in accordance with Section 14.2 (a) or (b) above or by either Party in its entirety in accordance with Sections
                  14.2 (c) or (d) hereof, Schering will, with respect to each country for which the termination applies entirely: (i) not use the NexMed Information or any other Confidential Information of NexMed as long as it has to be kept confidential pursuant to Article X hereof in such country;
                  (ii) not infringe any of the NexMed Patents in such country;
                  (iii) make all payments accrued under this Agreement with respect to such country prior to the effective termination or expiration date; (vi) transfer all Marketing Authorizations, regulatory filings and approvals related to the Product in such country to NexMed, in accordance with the following provisions: (a) Schering or the relevant Affiliate or sublicensee of Schering shall perform all necessary activities to complete the transfer of all Marketing Authorizations, regulatory filings and/or approvals as promptly as practicable after the expiration or the termination of this Agreement to the benefit of NexMed or NexMed's designee; (b) NexMed shall accept or cause each NexMed designee to accept the transfer of the corresponding Marketing Authorizations, regulatory filings and/or approvals and shall cooperate with Schering or Schering's Affiliate or sublicensees to effect such transfer; and (c) the costs for the transfer of all Marketing Authorizations, regulatory filings and/or approvals or for a new registration shall be borne by NexMed; (vii) the licenses granted by NexMed to Schering shall terminate; and (viii) sell to NexMed, at any time within ninety (90) days of such termination, at NexMed's election, all or any portion of the inventory of the Product owned by Schering or its Affiliates which are intended for sale in such country at a price equal to Schering's or its Affiliate's fully burdened costs for such inventory. Such election shall be made by NexMed in writing and within thirty (30) days of such termination or expiration. If NexMed elects to purchase such Schering inventory, then Schering shall ship at NexMed's cost and direction such inventory to NexMed. NexMed shall pay for such inventory in advance of receipt of such inventory.

         (g) Except where expressly provided for otherwise in this Agreement, termination of this Agreement shall not relieve the Parties hereto of any liability, including any obligation to make payments hereunder, which accrued hereunder prior to the effective date of such termination, nor preclude either Party from pursuing all rights and remedies it may have hereunder or at law or in equity with respect to any breach of this Agreement nor prejudice any Party's right to obtain performance of any obligation.

         (h) In the event that Schering is not actively Commercializing the Product in any three (3) of the Major Countries, by the earlier of the dates contemplated by the launch sequence agreed to by the Parties or three (3) years after Marketing Authorization for the Product has been granted in the Reference Member State, then NexMed shall have the right to terminate this Agreement upon six (6) months prior written notice to Schering.

        (i) In the event that (A) Schering ceases to actively Commercialize the Product in any European Union country and
                  (B) the Non-Commercialization Ratio for any year after the third anniversary of the First Commercial Sale of the Product is greater than 1.0, NexMed shall have the right to terminate this Agreement in its entirety upon six (6) months prior written notice to Schering. For the purpose of assessing whether this termination right exists, the Parties shall, beginning the earlier of (i) the third anniversary of the First Commercial Sale of the Product, and (ii) the year following the cessation of significant marketing activities in any Non-Commercialized Country, and continuing for the remainder of the term of this Agreement within 30 days of the end of each calendar year, evaluate the Non-Commercialization Ratio.

14.3 Termination without cause. Schering may terminate this Agreement at any time. In case that Schering exercises this termination right within 12 months after the Effective Date Schering shall pay Euro 500.000 to NexMed. In case that Schering exercises this termination right between 12 months after the Effective Date and the first Marketing Authorization in the EU as defined in Section 6.1, Schering shall pay Euro 1.000.000 to NexMed. In case that Schering exercises this termination right after the achievement of the first Marketing Authorization in the EU as defined in 6.1, Schering may exercise this termination right with 180 days notice to the end of a calendar year.

14.4 Surviving Rights. The rights and obligations set forth in this Agreement shall extend beyond the termination of the Agreement only to the extent expressly provided for herein, or to the extent that the survival of such rights or obligations are necessary to permit their complete fulfillment or discharge.

                                   ARTICLE XV

                                 INDEMNIFICATION

15.1 Indemnification. Schering hereby agrees to save, defend and hold NexMed and its officers, directors, consultants, agents and employees harmless from and against any and all Third Party suits, claims, actions, demands, liabilities, expenses or losses, including reasonable legal expenses and attorneys' fees (collectively "Losses") resulting from or arising out of the use, sale or Commercialization of the Product except to the extent such Losses result from or arise out of breach by NexMed of this Agreement, including without limitation the inaccuracy of any representation of NexMed set forth in this Agreement or breach of any of NexMed's warranties set forth in Article XIII, or resulting from NexMed's manufacture of the Product not in accordance with the Quality Specifications or the gross negligence or any negligence in connection with a material breach of this Agreement or willful misconduct of NexMed, in which case NexMed hereby agrees to save, defend and hold Schering and its directors, officers, agents and employees harmless from any and all such Third Party Losses.

15.2 Each indemnified Party agrees to give the indemnifying Party prompt written notice of any Loss or discovery of fact upon which such indemnified Party intends to base a request for indemnification under
         Section 15.1. Each Party shall furnish promptly to the other copies of all papers and official documents received in respect of any Loss. With respect to any Loss relating solely to the payment of money damages and which will not result in the indemnified Party becoming subject to injunctive or other relief or otherwise adversely affecting the business of the indemnified Party in any manner, and as to which the indemnifying Party shall have acknowledged in writing the obligation to indemnify the indemnified Party hereunder, the indemnifying Party shall have the sole right to defend, settle or otherwise dispose of such Loss, on such terms as the indemnifying Party, in its sole discretion, shall deem appropriate. The indemnifying Party shall obtain the written consent of the indemnified Party, which shall not be unreasonably withheld or delayed, prior to ceasing to defend, settling or otherwise disposing of any Loss if as a result thereof the indemnified Party would become subject to injunctive or other equitable relief, or any remedy other than the payment of money which is the responsibility of the indemnifying Party. The indemnifying Party shall not be liable for any settlement or other disposition of a Loss by the indemnified Party which is reached without the consent of the indemnifying Party. The reasonable costs and expenses, including reasonable fees and disbursements of counsel incurred by any indemnified Party in connection with any Loss, shall be reimbursed on a quarterly basis by the indemnifying Party, without prejudice to the indemnifying Party's right to contest the indemnified Party's right to indemnification and subject to refund in the event the indemnifying Party is ultimately held not to be obligated to indemnify the indemnified Party.

15.3 In the event any Party becomes liable to pay any damages to a Third Party with respect to any matter related to the Product, the Parties hereby agree that any such damages shall be borne by the Party in whose sphere of responsibility lays the responsibility for the damage, and, to that effect, the Parties further agree to define sphere of responsibilities with respect to the manufacture and quality control as laid out in Appendix 7 to the QAA of this Agreement. In the event either Party fails to fulfil its obligations pursuant to this Article, the other Party shall be entitled to notify it and such failure shall be deemed a default as more fully described in Section 14.2 (d) of this Agreement.

15.4 Insurance. NexMed agrees and warrants that, beginning with the First Commercial Sale and continuing during the term of this Agreement and for a period of five (5) years thereafter, it shall obtain and maintain at its own expenses, product liability insurance from a recognized insurance carrier providing liability coverage in the aggregate, per occurrence and per year, with coverage limits of not less than fifteen million Euro ((euro)15,000,000). NexMed will prove this insurance cover by furnishing Schering with copies of the relevant insurance documentation.

15.5 This Article XV shall survive the termination or expiration of this Agreement.


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

                                   ARTICLE XVI

                                  MISCELLANEOUS

16.1     Assignment.

         (a) Each Party may assign this Agreement or any of its rights or obligations under this Agreement to any of its Affiliates; provided, however, that such assignment shall not relieve the Party of its responsibilities for performance of its obligations under this Agreement.

         (b) The Parties may not assign this Agreement to any Third Party without the prior written consent of the other Party, such consent not to be unreasonably withheld or unduly delayed, except in connection with a sale of all or substantially all of the assets to which this Agreement relates.

         (c) This Agreement shall be binding upon and inure to the benefit of the permitted assigns of the Parties. Any purported assignment not in accordance with this Agreement shall be void.

16.2 Force Majeure. Neither Party shall lose any rights hereunder or be liable to the other Party for damages or losses on account of failure of performance by the defaulting Party if the failure is occasioned by government action, war, fire, explosion, flood, strike, lockout, embargo, act of God or any other cause beyond the control of the defaulting Party,.; provided that the Party claiming force majeure has extended all reasonable efforts to avoid or remedy any such force majeure, continues to employ such efforts and promptly notifies the other Party of such force majeure event.

16.3 Lost Profits. Neither party shall be responsible or liable with respect to any subject matter of this Agreement to the other Party for any indirect, incidental, consequential, exemplary or punitive damages including, but not limited to, loss of profits, even if such Party is made aware of the possibility of such damages.

16.4 Further Actions. Each Party agrees to execute, acknowledge and deliver such further instruments and to do all such other acts, as may be necessary or appropriate in order to carry out the purposes and intent of this Agreement.

16.5 No Trademark Rights. Except as otherwise provided herein, no right, express or implied, is granted by this Agreement to use in any manner the names "Schering" or "NexMed" or any other trade name or trademark of the other Party or its Affiliates in connection with the performance of this Agreement.

16.6 Notices. All notices hereunder shall be in writing, effective upon receipt, and shall be delivered personally, mailed by registered or certified mail (return receipt requested, postage prepaid), or sent by express courier service, to the other Party at the following addresses (or at such other address for a Party as shall be specified by like notice):

(a) If to Schering:

                  13442 Berlin, Germany

(b) If to NexMed :

                  350 Corporate Boulevard
                  Robbinsville, NJ 08691, USA

16.7 Waiver. Except as specifically provided herein, the waiver from time to time by either of the Parties of any of their rights or their failure to exercise any right or remedy shall not operate or be construed as a continuing waiver of same or of any other of such Party's rights or remedies provided in this Agreement.

16.8 Severability. Each Party hereby agrees that it does not intend, by its execution hereof, to violate any public policies, statutory or common laws, rules, regulations, treaties or decisions of any government agency or executive body thereof of any country or community or association of countries. Should one or more provisions of this Agreement be or become invalid, the Parties hereto shall substitute, by mutual consent, valid provisions for such invalid provisions, which valid provisions in their economic and other effects are sufficiently similar to the invalid provisions that it can be reasonably assumed that the Parties would have entered into this Agreement with such valid provisions. In case such valid provisions cannot be agreed upon, the invalidity of one or several provisions of this Agreement shall not affect the validity of this Agreement as a whole or the validity of any portions hereof, unless the invalid provisions are of such essential importance to this Agreement that it is to be reasonably assumed that the Parties would not have entered into this Agreement without the invalid provision.

16.9 Ambiguities. The Parties acknowledge and agree that: (a) each Party and its counsel reviewed and negotiated the terms and provisions of this Agreement and have contributed to its revision; (b) the rule of construction to the effect that any ambiguities are resolved against the drafting Party shall not be employed in the interpretation of this Agreement; and (c) the terms and provisions of this Agreement shall be construed fairly as to the Parties hereto and not in favor of or against any Party, regardless of which Party was generally responsible for the preparation of this Agreement.

16.10 Governing Law and Place of Jurisdiction. This Agreement shall be governed by and interpreted in accordance with the laws of Germany. Place of jurisdiction shall be Frankfurt.

16.11 Headings. The section and paragraph headings contained herein are for the purposes of convenience only and are not intended to define or limit the contents of said sections or paragraphs.

16.12 Counterparts. This Agreement may be executed by the Parties in one or more counterparts. Such counterparts may be exchanged by facsimile (provided that each executed counterpart is transmitted in one complete transmission). Where there is an exchange of executed counterparts, each Party shall be bound by this Agreement notwithstanding that original copies of this Agreement may not be exchanged immediately. The Parties shall cooperate after execution of this Agreement and exchange by facsimile to ensure that each Party obtains an original, executed copy of this Agreement.

16.13 Entire Agreement; Amendments. This Agreement, including all Schedules attached hereto, all documents and things incorporated herein by reference and all of the documents delivered concurrently herewith set forth all the covenants, promises, agreements, warranties, representations, conditions and understandings between the Parties hereto and supersede and terminate all prior agreements and understandings between the Parties. No subsequent alteration, amendment, change or addition to this Agreement shall be binding upon the Parties hereto unless reduced to writing and signed by the respective authorized officers of the Parties.

16.14 Expenses. Except as otherwise specified in this Agreement, all costs and expenses, including, without limitation, fees and disbursements of counsel, financial advisers and accountants, incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the Party incurring such costs and expenses.

16.15 Independent Contractors. The status of the Parties under this Agreement shall be that of independent contractors. Neither Party shall have the right to enter into any agreements on behalf of the other Party, nor shall it represent to any person that it has any such right or authority. Nothing in this Agreement shall be construed as establishing a partnership or joint venture relationship between the Parties.

         IN WITNESS WHEREOF, Schering and NexMed have caused this Agreement to be executed as of the Effective Date by their respective duly authorized representatives.

Berlin, ...................                     Robbinsville,...................
Schering Aktiengesellschaft                     NexMed, Inc.

/s/               /s/                              /s/
................   .................                .............................
       ..................

Stefan Seeger                 Dr. Daniel Horn      Dr. Y. Joseph Mo

                                                   Hong Kong, ..................

                                                   NexMed International Limited

                                                   Vivian Liu

                                                   /s/
                                                   ..........................
                                                   .............................

List of Schedules
Schedule 1 - Countries of Territory
Schedule 2 - Existing Preclinical Development and the Existing Trials
Schedule 3 - Quality Assurance Agreement
Schedule 4 - Development plan
Schedule 5 - List of NexMed's Trademark and Domain Names
Schedule 6 - NexMed Patents

Schedule 1 - Countries of Territory

1.       European Union

         Austria                                           Italy
         Belgium                                           Latvia
         Czech Republic                                    Lithuania
         Cyprus                                            Luxemburg
         Denmark                                           Malta
         Estonia                                           Netherlands
         Finland                                           Poland
         France                                            Portugal
         Germany                                           Slovakia
         Great Britain                                     Slovenia
         Greece                                            Spain
         Hungary                                           Sweden
         Ireland

2.       European Union and European Economic Area

         European Union
         Iceland
         Liechtenstein
         Norway
         Switzerland

3.       Eastern Europe and Middle East

         Albania                                           Afghanistan
         Armenien                                          Bahrain
         Azerbaijan                                        Bangladesh
         Belarus                                           Egypt
         Bosnia-Herzog.                                    India
         Bulgaria                                          Iran
         Croatia                                           Iraq
         Georgia                                           Israel
         Kazakhstan                                        Jordan
         Kirghizia                                         Kuwait
         Macedonia                                         Lebanon
         Mongolia                                          Libya
         Moldavia                                          Oman
         Montenegro                                        Qatar
         Romania                                           Pakistan
         Russia                                            Saudi Arabia
         Serbia                                            South Africa
         Tadzhikistan                                      Sri Lanka
         Turkey                                            Syria
         Turkmenistan                                      United Arab Emirates
         Ukraine                                           Yemen
         Uzbekistan

4.       Region Asia/Pacific
         Australia
         New Zealand

Schedule 2 - Existing Preclinical Development and the Existing Trials

                              NEXMED (U.S.A.), INC.

                  ALPROX-TD(R) PRECLINICAL DEVELOPMENT PROGRAM

                  [Background information: Comprehensive preclinical development programs have been completed on both the Alprox-TD alprostadil cream and the NexACT-88 enhancer. Both the HCl salt and the free base forms of DDAIP have been studied and summarized below as NexACT-88 HCl and NexACT-88 Base, respectively. NexACT-88 HCl is currently contained in the current formulation of Alprox-TD.]

                     TOXICITY STUDIES WITH ALPROSTADIL CREAM

                             Acute Toxicity Studies

Acute Oral Toxicity Study of Alprostadil, 0.4%, w/w, Topical Cream in the Rat (F. Gorgone Study Number 483/Innapharma Study Number CNNX9702 4602, date:
7-17-1997)

Primary Penile Irritation in the Rat with Alprostadil, 0.4%, w/w, Topical Cream (F. Gorgone Study Number 494/Innapharma Study Number CNNX9702 4807, date:
7-22-1997)

Primary Skin Irritation in the Rat with Alprostadil, 0.4%, w/w, Topical Cream (F. Gorgone Study Number 484/Innapharma Study Number CNNX9702 4804, date:
7-17-1997)

Acute Intravaginal Toxicity Study of Alprostadil, 0.4%, w/w, Topical Cream in Rabbits (F. Gorgone Study Number 486/Innapharma Study Number CNNX9702 4803, date: 7-22-1997)

Acute Intravaginal Tolerance Study of Alprostadil, 0.4%, w/w, Topical Cream in Rabbits (F. Gorgone Study Number 493/Innapharma Study Number CNNX9702 4808, date: 7-22-1997)

Primary Eye Irritation Study in the Rabbit with Alprostadil, 0.4%, w/w, Topical Cream (F. Gorgone Study Number 488/Innapharma Study Number CNNX9702 4802, date:
7-22-1997)

                         Repeated Dose Toxicity Studies

Four Day Skin Irritation in the Rat with Alprostadil, 0.4 w/w, Topical Cream (F. Gorgone Study Number 485/Innapharma Study Number CNNX9702 4806, date: 7-22-1997)

Final Report Enhancer Histopathology Evaluation (KUPM 21-Day Study, date:
5-19-97)

28-Day Penile Toxicity Study in the Male Rabbit (MPI Study Number 818-003, date:
10-12-1999)

28-Day Vaginal Toxicity Study in the Female Rabbit (MPI Study Number 818-004, date: 10-13-1999)

Topical Application of DDAIP and Prostaglandin to the Canine Penis (KUPM Letter Report, date: 8-12-1995)

28-Day Topical Penile Toxicity Study in the Dog (MPI Study Number 818-009, date:
10-13-1999)

28-Day Vaginal Toxicity Study in the Female Rabbit (MPI Study Number 818-011, date: 3-14-2001)

28-Day Intrameatal Irritation Study in Male Dogs (MPI Study Number 818-010, date: 3-2-2001)

28-Day Intrameatal Irritation Study in Male Dogs (MPI Study Number 818-012, date: 3-2-2001)

Addendum to the Final Report, Toxicokinetic Analysis For The 28-Day Penile Toxicity Study in the Male Dog, (MPI Study Number 818-009, date: 2-25-2002)

                              Mutagenicity Studies

Mutagenicity Test with Alprostadil, 0.4% w/w, Topical Cream In the Salmonella/Mammalian-Microsome Reverse Mutation With a Confirmatory Assay (Covance Study Number 19025-0-409R/ Innapharma Study Number CNNX9705 5001, date:
2-26-1998)

In Vivo Mouse Micronucleus Assay with Alprox-TD(R) (Covance Study Number 22071-0-455OEC, date: 4-10-2001)

                                In Vitro Studies

Compatibility of Latex Condoms with Alprox-TD(R) (Alprostadil) Cream (SGS U.S. Testing Company Inc., Report Number 150496, date: 5-16-2001)

Cytotoxicity Agar Diffusion Test of Alprox-TD(R) Placebo Cream Without DDAIP HCl, pH 5.5, Lot Number 219I0698 (Consumer Product Testing Company V00-0069-2, date: 7-26-2000)

Cytotoxicity Agar Diffusion Test of Alprox-TD(R) Cream, Alprostadil 0.4% with 5% DDAIP HCl, pH 5.5, Lot Number NKF018 (Consumer Product Testing Company V00-0069-1, date: 7-26-2000)

Assessment of Spermicidal Activity of Alprox-TD(R) Cream (Alprostadil 0.4% w/w and 5% w/w DDAIP HCl); Alprox-TD(R) Placebo Cream (without DDAIP HCl) and DDAIP HCl 5% w/w in Phosphate Buffer pH 5.5 In Comparison To a Positive Control (CPTC Number M00-1655, date: 10-25-2000)

Evaluation of the Permeability of Lubricated and Nonlubricated Latex Condoms Treated with Alprox-TD(R) (alprostadil) Cream: Permeability of Alprostadil and Dodecyl-2-N,N-dimethylaminopropionate (DDAIP) (Protocol/Study Number:
NEXM-030508, Technical Report Number: TR-029, Revised July 31, 2003)

                     TOXICITY STUDIES WITH NEXACT(R)-88 Base

                             Acute Toxicity Studies

Acute Oral Toxicity of NexACT(R)-88 in Rat (F. Gorgone Study Number 482/Innapharma Study Number CNNX9702 4601, date: 7-17-1997)

Acute Oral Toxicity of NexACT(R)-88 in Rat (F. Gorgone Study Number 524/Innapharma Study Number CNNX9703 4601, date: 3-9-1998)

Acute Intravaginal Tolerance Study of NexACT(R)-88 in Rabbits (F. Gorgone Study Number 508/Innapharma Study Number CNNX9703 4804, date: 2-27-1998)

Percutaneous Toxicity Study in the Rabbit with NexACT(R)-88 (F. Gorgone Study Number 523/Innapharma Study Number CNNX9703 4602, date: 5-15-1988)

Primary Skin Irritation in the Rabbit with NexACT(R)-88 (F. Gorgone Study Number 504/Innapharma Study Number CNNX9703 4802, date: 2-17-1998)

Dermal Irritation in Rabbits (KUPM Summary, date: 9-2-1994)

Primary Eye Irritation Study in Rabbits with NexACT(R)-88 (F. Gorgone Study Number 516/Innapharma Study Number CNNX9703 4801, date: 2-17-1998)

Dermal Sensitization Study in Guinea Pigs with NexACT(R)-88 Modified Buehler Design (F. Gorgone Study Number 487/Innapharma Study Number CNNX9703 4803, date:
5-15-1998)

Acute Oral Toxicity Limit Test of NexACT(R)-88 Base in The Rat (Celsis Study Number SA 837201, date: 3-29-2000)

Acute Oral Toxicity Limit Test of NexACT(R)-88 Base in The Mouse (Celsis Study Number SA 837202, date: 3-29-2000)

Primary Dermal Irritation Test of NexACT(R)-88 Base in The Rabbit (Celsis Study Number SA 837203, date: 3-9-2000)

A Comparative Acute Oral Toxicity Study of Dodecyl-2-N,N-dimethylaminopropionate (DDAIP) in CD-1 Mice (MPI Study Number 818-024, date: 6-27-2001)

                         Repeated Dose Toxicity Studies

Dermal Irritation in Rats (KUPM Summary, date: 7-26-1995)

Effect Upon the Rat of Intraperitoneal Injection of Enhancer (KUPM 111, date:
4-20-1995)

Effect Upon the Rat of Intraperitoneal Injection of Enhancer (KUPM 112, date:
5-11-1995)

28-Day Subcutaneous Toxicity Study in the Rat (MPI Study Number 818-001, date:
10-11-1999)

Dermal Irritation in Rabbits (KUPM Summary, date: 11-26-1994)

28-Day Subcutaneous Toxicity Study in the Rabbit (MPI Study Number 818-002, date: 10-11-1999)

Dermal Irritation in Guinea Pigs (University of Utah Summary, date: 3-1-1995)

Effect of Topical Application of Enhancer Formulation upon Canine Penis (KUPM Protocol 131 and Summary, date: 5-31-1995)

5-Day Mouse Dose Screening Study to Determine Maximum Tolerated Local and Systemic Dose of Dodecyl-2-N,N-dimethylaminopropionate (DDAIP) (BioReliance Study Number AA33KP.1D12.01.BTL, Report Number 18.1D12.01, date: 2-14-2001)

Comparative Toxicity of Five Lots of Dodecyl-2-N,N-dimethyl aminopropionate in Mice (BioReliance Study Number AA33KP.1D12.02.BTL, Report Number 18.1D12.02, date: 8-1-2001)

28-Day Repeated Dermal Toxicity Study in Mice: Test Article:
Dodecyl-2-N,N-dimethylaminopropionate (DDAIP) (BioReliance Study Number AA33KP.2D32.08.BTL, date: 11-15-2001)

28-Day Repeated Dermal Toxicity Study of Dodecyl-2-N,N-dimethylaminopropionate (DDAIP) in Mice (BioReliance Study Number AA33KP.2D32.10.BTL, date: 1-17-2002)

6-Month Subcutaneous Toxicity Study in the Rat (MPI Study Number 818-015, dated:
2-21-2002)

11-Month Subcutaneous Toxicity Study in the Dogs (MPI Study Number 818-018, dated: 3-6-2003)

                              Mutagenicity Studies

Ames Test (KUPM Letter, date: 9-21-1995)

Mutagenicity Test with NexACT(R)-88 in the Salmonella/ Mammalian-Microsome Reverse Mutation Assay with a Confirmatory Assay (Covance Study Number 19026-0-409R/Innapharma Study Number CNNX9703 5001, date: 2-26-1998

Mutagenicity Test on NexACT(R)-88 Measuring Chromosomal Aberrations in Chinese Hamster Ovary (CHO) Cells (Covance Study Number 19026-0-437OECD; Date:
4-27-1998)

Developmental Preclinical Toxicity Studies with NexACT(R)-88 Base

A Range-Finding Subcutaneous Developmental Toxicity Study in Rabbits (MPI Number 818-017, date: 12-20-2000)

A Range-Finding Embryo-Fetal Developmental Toxicity Study in Rats (MPI Number 818-016, date: 12-20-2000)

A Subcutaneous Developmental Toxicity Study in Rabbits With NexACT(R)-88 (MPI Study Number 818-020, date: 9-6-2002)

Study of Fertility and Early Embryonic Development to Implantation in Rats with NexACT(R)-88 (MPI Study Number 818-021, date: 8-6-2001)

A Subcutaneous Developmental Toxicity Study in Rats With NexACT(R)-88 (MPI Research Study Number 818-019, date: 7-13-2001)

Carcinogenicity Studies with NexACT(R)-88 Base

26-Week Dermal Carcinogenicity Study in Mice (BioReliance Study Number AA33KP.7D82.04.BTL, Addendum, date: 8-5-2002)

Interim Results: 2-Year Rat Subcutaneous Carcinogenicity Study (MPI Research Study Number: 818-022, date: 1-6-2003)

Safety Pharmacology Studies with NexACT(R)-88 Base

Dodecyl-2-N,N-dimethylaminopropionate (DDAIP) Cardiovascular and Respiratory Evaluation in the Anesthetized Dog Following Subcutaneous Administration. (Huntingdon Life Science Study NXM 001/032342,date: 10-21-2003)

CNS Safety Pharmacology Evaluation of Dodecyl-2-N,N-dimethylaminopropionate (DDAIP) in the Rat Using the Irwin Multidimensional Observational Assessment (Huntingdon Life Sciences Study 02-6555, date: 5-15-2003)

                     TOXICITY STUDIES WITH NEXACT(R)-88 HCl

Acute Toxicity Studies

Acute Oral Toxicity Limit Test of NexACT(R)-88 HCl in the Rat (Celsis Study Number SA 838165, date: 4-4-2000)

Acute Oral Toxicity Limit Test of NexACT(R)-88 HCl in the Mouse (Celsis Study Number SA 838164, date: 4-13-2000)

Primary Dermal Irritation Test of NexACT(R)-88 HCl in the Rabbit (Celsis Study Number SA 838166, date: 4-19-2000)

Intravenous Toxicity Study of NexACT(R)-88 HCl in the Mouse (Celsis Study Number SA 838040, date: 6-22-2000)

Mutagenicity Studies

In Vivo Mouse Micronucleus Assay with Dodecyl-2-N,N-dimethyl aminopropionate (DDAIP) HCl Salt, Lot Number NXD-M0001-SD-1-7-39 (Covance 21354-0-455OECD, date:
7-28-2000)

Salmonella-Escherichia Coli/ Mammalian-Microsome Reverse Mutation Assay with a Confirmatory Assay With Dodecyl-2-N,N-dimethylaminopropionate Hydrochloride (DDAIP HCl) (Covance Study Number 21354-0-409OECD, date: 10-12-2000)

L5178 TK +/- Mouse Lymphoma Forward Mutation Assay with a Confirmatory Assay with Dodecyl-2-N,N-dimethylamino propionate HCl (DDAIP HCl) (Covance Study Number 22071-0-455OEC, date: 4-10-2001)

                                In Vitro Studies

Cytotoxicity Agar Diffusion Test of DDAIP HCl 5% w/w in Phosphate Buffer, pH 5.5, Lot Number 3-101-A (Consumer Product Testing Company Number V00-0069-3, date: 7-26-2000)

           Absorption, Distribution, Metabolism and Excretion Studies

Partition Coefficient, Plasma Stability, Protein Binding and Microsomal Metabolism of Dodecyl-2-N,N-dimethylamino propionate Hydrochloride (DDAIP HCl) (Absorption Systems Number 00-NEXM.PO1R1, date: 8-24-2000)

In Vitro Metabolism of Dodecyl-2-N,N-dimethylaminopropionate Hydrochloride (DDAIP HCl) in Liver Microsomes and Skin Homogenates, (Absorption Systems Report Number 01-NEXM.PO1R2, date: 10-25-2001)

Effect of Esterase Inhibitors on Dodecyl-2-N,N-dimethylamino propionate Hydrochloride (DDAIP HCl) Metabolism In Vitro Using Liver Microsomes, Skin Homogenates and Plasma (Absorption Systems Report Number 01-NEXM.PO4R1, Revised, date:
3-11-2002)

The Determination of DDAIP in Dog Plasma Using a Liquid Chromatography Method with MS-MS Detection (Draft Report Huntingdon Report Number 01-8729, 01-8797, date: 2-20-2002)

Pharmacokinetics, Subcutaneous and Topical Absorption, Mass Balance and Tissue Distribution of Total Radioactivity in Rats Administered a Single Intravenous, Subcutaneous, or Topical Dose of Dual-Radiolabeled
Dodecyl-2-N,N-Dimethylaminopropionate (DDAIP) (Calvert Study Number 0830RN19.001, date: 02-25, 2003)

Literature Review and Prediction of Putative Metabolites and Elimination Pathways of Dodecyl-2-N,N-dimethylamino propionate (DDAIP) (Okerholm Report Number NEXMED: 111401, date: 7-30-2002)

Mass Spectrometric Investigation of a Metabolite/Degradant of
Dodecyl-2-N,N-dimethylaminopropionate (DDAIP) in Samples of Dog Plasma (From Protocol 818-023, HLS Study # 01-8729) and Rat Plasma (Protocol 818-015, HLS Study #00-8670A), (Huntingdon Life Sciences Report Number HUD 022/014234, date:
8-3-2002)

Pharmacokinetic Study of NexACT(R)-88 in Dogs (MPI Report Number: 818-023, date:
10-31- 2002)

Assessment of Lauric Acid Formation Following Incubation of Dodecanol and DDAIP in Human Microsomes (Absorption Systems Report 02-NEXM.PO4R4-Report 1, Revision 2, date: 11-14-2003)

Human Topical Safety Studies with Alprox-TD(R), NexACT(R)-88 Base and NexACT(R)-88 HCl

Evaluation of Primary Irritation Potential of
Dodecyl-2-N,N-dimethylaminopropionate (DDAIP) Base in Humans (Single 24-Hour Application) (HTR Project Number 00-105572-74, date: 10-24-2000)

Evaluation of Primary Irritation Potential of
Dodecyl-2-N,N-dimethylaminopropionate HCl (DDAIP HCl) in Humans (Single 24-Hour Applications) (HTR Project Number 00-105040-74, date: 10-24-2000)

Evaluation of Primary Irritation Potential of
Dodecyl-2-N,N-dimethylaminopropionate (DDAIP), HCl and Base and Alprostadil, 0.4% w/w Cream with DDAIP HCl and DDAIP Base in Humans (Single 24-Hour Applications) (HTR Project Number 00-105568-74, date: 10-24-2000)

Evaluation of Primary Irritation Potential of Alprostadil Topical Cream Formulations After a Single 24-Hour Application in Humans (HTR Project Number 00-105591-74, date: 12-12-2000)

Evaluation of Phototoxicity and Photoallergy of Dodecyl-2-N,N-dimethylaminopropionate (DDAIP) Base and HCl Salt in Humans (HTR Project Number 00-105042-74, date: 9-29-2000)

Repeated Insult Patch Test of Dodecyl-2-N,N-dimethyl aminopropionate Base (DDAIP) and Hydrochloride Salt (DDAIP HCl) in Male and Female Volunteers (Consumer Product Testing Company Number C00-0649.01-.05, date: 1-9-2001)

Pharmacokinetic Study of Alprox-TD(R) and NexACT(R)-88 Base

An Evaluation of the Pharmacokinetic Profile of Alprox-TD Alprostadil Cream After Administration of a Single Dose to Patients with Erectile Dysfunction (Symbiance, Inc. Report MED 2000-003, date: 12-23-2002)

Human Risk Assessment of NexACT(R)-88 Base

Risk Assessment of the Permeation Enhancement Excipient
Dodecyl-2-N,N-dimethyaminopropionate in Alprox-TD(R) (alprostadil) Topical Cream (Federal Research Consultants, Report Number FRC-NEXM.RPT121902, dated 1-6-2003)

                                   Schedule 2

                              NEXMED (U.S.A.), INC.

                    ALPROX-TD(R) CLINICAL DEVELOPMENT PROGRAM

 Summary of U.S. Clinical Studies Completed on Alprox-TD(R) (alprostadil) Cream

--------------------- ----------- ------------------------------ --------- -------------------------------------
      Protocol        Primary           Treatment Groups            N               Status and Results
                      End Points       (mg PGE1) / Dosage/
                                        patients/subjects
--------------------- ----------- ------------------------------ --------- -------------------------------------

Phase 1 Studies
----------------------------------------------------------------------------------------------------------------
NM-AP-001             Safety       400 mcg, 800 mcg, 1600 mcg/      60                 COMPLETED
                                  single dose/ male and female                         ---------
                                            subjects                               Submitted in original IND.
--------------------- ----------- ------------------------------ --------- -------------------------------------
MED 2000-003          Safety      0, 100 mcg, 200 mcg, 300mcg/      20                COMPLETED
                                   single dose/ male patients                        ----------
                                                                                        Study
                                                                                 report submitted S/N 117.
--------------------- ----------- ------------------------------ --------- -------------------------------------
NEXSCIN 2001-001      Safety       100 mg 99mTc sulfur colloid      6                  COMPLETED
                                   cream, 100 mg 99mTc-HMPAO                           ---------
                                   cream/2 doses/ male subjects                   Study report in-progress.
--------------------- ----------- ------------------------------ --------- -------------------------------------

Phase 2 Studies
----------------------------------------------------------------------------------------------------------------
MED 99-001            Efficacy     0, 500 mcg, 1000 mcg, 1500       29                  COMPLETED
                      and              mcg/ male patients                              ----------
                      Safety
--------------------- ----------- ------------------------------ --------- -------------------------------------
MED 99-002A           Efficacy       0, 50 mcg, 100 mcg, or        161                  COMPLETED
                      and         200mcg/11doses/ male patients                        -----------
                      Safety                                                      Integrated report (with 2000-002A)
                                                                                       submitted S/N 101.
--------------------- ----------- ------------------------------ --------- -------------------------------------
MED 2000-002A         Efficacy      0, 100 mcg, 200 mcg, 300       142                  COMPLETED
                      and         mcg/ 11 doses/ male patients                        -------------
                      Safety                                                      Integrated report (with 99-002A)
                                                                                        submitted S/N 101.
--------------------- ----------- ------------------------------ --------- -------------------------------------
MED 2000-007          Efficacy      0, 100 mcg, 200 mcg, 300        24                 COMPLETED
                      and           mcg- four way cross-over/                         -------------
                      Safety             male patients                             Study report in-progress.
--------------------- ----------- ------------------------------ --------- -------------------------------------

Phase 3 Studies
----------------------------------------------------------------------------------------------------------------
MED 2000-004          Efficacy     0, 100 mcg, 200 mcg.,  300       740                 COMPLETED
                      and Safety   mcg/ 25 doses/ male patients                        ------------
                                                                                   Study report in-progress.
--------------------- ----------- ------------------------------ --------- -------------------------------------
MED 2000-005          Efficacy    0, 100 mcg, 200 mcg, 300         740                   COMPLETED
                      and Safety  mcg/ 25 doses/ male patients                         -------------
                                                                                   Study report in-progress.
--------------------- ----------- ------------------------------ --------- -------------------------------------
MED 2000-006          Safety      Open label 100 mcg, 200 mcg,     1000                 INCOMPLETE
                                  300 mcg/ 97 doses/ male                              -------------
                                  patients
--------------------- ----------- ------------------------------ --------- -------------------------------------

                                   Schedule 2

                               NEXMED (USA), INC.

             ALPROSTADIL CREAM OVERSEAS CLINICAL DEVELOPMENT PROGRAM

       Summary of Overseas Clinical Studies Completed on Alprostadil Cream

-------------------------------------------------------- ---------- ------------------------- ----- ----------------
                       Protocol                          Primary     Treatment Groups (mcg     N      Status and
                                                         End             PGE1)/Dosage/                  Results
                                                          Points       Patients/Subjects
-------------------------------------------------------- ---------- ------------------------- ----- ----------------
NM-AP-28-OL                                              Safety     300 mcg/single            79    COMPLETED
(Clinical Study to Investigate the Safety and Efficacy   and        dose/male patients              -----------
of Alprostadil Cream in an Open Label Trial)            Efficacy                                    Submitted in
                                                                                                     China NDA
-------------------------------------------------------- ---------- ------------------------- ----- ----------------
NM-AP-28-DB                                             Safety                                      COMPLETED
(Clinical Study to Investigate the Safety and Efficacy   and        300 mcg/single            64    ---------
of Alprostadil Cream in Double-blind Trial)              Efficacy   dose/male patients              Submitted in
                                                                                                    China NDA
-------------------------------------------------------- ---------- ------------------------- ----- ----------------
NM-AP-36                                                 Safety                                    COMPLETED
(Clinical Study to Investigate the Safety and Efficacy   and        300 mcg/10 doses/male     56   ------------
of Alprostadil Cream in a Multiple Use Open Label        Efficacy   patients                       Submitted in
Trial)                                                                                              China NDA
-------------------------------------------------------- ---------- ------------------------- ----- ----------------
NM-AP-38
(A Multi-center, Randomized, Double-blind, Placebo                                                   COMPLETED
Controlled Clinical Study to Assess the At-home,         Efficacy                                   ------------
Efficacy and Safety of Alprostadil Cream for the         and        300 mcg/10 doses/male     157   Submitted in
Treatment of Erectile Dysfunction)                       Safety     patients                         China NDA
-------------------------------------------------------- ---------- ------------------------- ----- ----------------

NM-AP-38A                                                                                           COMPLETED
(An Open-label Clinical Study to Assess the At-home,                                                -----------
Efficacy and Safety of Alprostadil Cream for the                    300 mcg/16 doses/male           Submitted in
treatment of Erectile Dysfunction)                       Efficacy   patients                  40      China NDA
-------------------------------------------------------- ---------- ------------------------- ----- ----------------

NM-AP-HK                                                                                            COMPLETED
(An Open-label Study of the Efficacy and Safety of       Efficacy   300 mcg/15 doses/male          --------------
Alprostadil Cream in Male Erectile Dysfunction           and        patients                  40    Submitted in
Patients)                                                Safety                                    Hong Kong NDA
-------------------------------------------------------- ---------- ------------------------- ----- ----------------
                                                                    300 mcg with various            COMPLETED
NM-AP-39B-SALT                                           Safety     NEXACT-88                 60    ----------
(Clinical Safety Study of Alprostadil Cream with                    concentrations/Single           Study report
Various NEXACT-88 Concentration)                                    dose/Male patients              in file
-------------------------------------------------------- ---------- ------------------------- ----- ----------------
                                                                   300 mcg with various
NM-AP-40A                                              Efficacy     NEXACT-88                       COMPLETED
(Clinical Double-blind Efficacy and Safety Study of      and        concentrations/Single     91    ----------
Alprostadil Cream in Mild to Moderate ED Patients by     Safety     dose/Male patients              Study report
Using NEVA)                                                                                         in file
-------------------------------------------------------- ---------- ------------------------- ----- ----------------
NM-AP-40C
(A Randomized, Double-Blind, Placebo-Control, Parallel              300 mcg with various             COMPLETED
Design Study to Assess Clinical Efficacy and Safety of   Efficacy   NEXACT-88                 105   -------------
alprostadil Cream with Various NEXACT-88                 and        concentrations/8                Study report
Concentrations)                                          Safety     doses/Male patients               in file
-------------------------------------------------------- ---------- ------------------------- ----- ----------------
NM-AP-42A                                                          100 mcg, 200 mcg, 300
(Comparison Study of Clinical Objective Criteria of      Efficacy   mcg and MUSE 500 mcg,           COMPLETED
Intrameatal Administration of Alprostadil Cream and      and        1000 mcg/ Single          97    -----------
Intrameatal or Intraurethral Administration of MUSE      Safety     dose/Male patients              Study report
Suppository with AVS in Mild to Moderate ED Patients                                                in file
Using NEVA)
-------------------------------------------------------- ---------- ------------------------- ----- ----------------
NM-AP-42C                                                          100 mcg, 200 mcg, 300             COMPLETED
(Comparison of Clinical Objective Criteria of          Efficacy   mcg and MUSE 500 mcg,              -----------
Alprostadil Cream and MUSE in Mild to Moderate ED        and        1000 mcg/ Single          70    Study report
Patients Using Doppler (Duplex Ultrasound)               Safety     dose/Male patients                in file
-------------------------------------------------------- ---------- ------------------------- ----- ----------------
NM-AP-40F                                                          300 mcg with various      280    COMPLETED
(A Randomized, Placebo Controlled, Double-blind,        Efficacy    NEXACT-88                      ------------
Parallel Design Efficacy and Safety Study of             and        concentrations/8                Study report
Alprostadil Cream with Various NEXACT-88)                Safety     doses/Male patients             in file
-------------------------------------------------------- ---------- ------------------------- ----- ----------------

Schedule 3 - Quality Assurance Agreement

                                                         Preamble

This Quality Assurance Agreement (hereinafter "QAA") defines the conditions to be fulfilled by NexMed and Schering in order to ensure that all manufacturing operations subject to an authorization for marketing are carried out in accordance with the information given in the Marketing Authorization Application as accepted by the competent authorities.

The QAA is added to the Licence, Supply and Distribution Agreement between the parties. In case of ambiguities between this QAA and the Licence, Supply and Distribution Agreement, the latter shall prevail.

ss. 1    Definitions

         "Final Release" shall mean release of Finished Product(s) to the market

         "Finished Product" shall mean the Bulk Product in its final packaged and labeled form

         "Manufacturing Documentation" consists of the description of manufacturing of Bulk Product(s) including the in-process controls and processing instructions including the bill of materials

         "Packaging Instructions" describe the procedure of packaging and include the bill of materials for the packaging of the Bulk Product(s);

         "Testing Standards" shall mean the written description of the sum of testing methods

ss. 2      Subject-matter of the QAA

         The subject-matter of this QAA is to ensure that the manufacturing operations during the manufacture of the Bulk Product / Finished Product are carried out in accordance with the recognized pharmaceutical regulations and other regulations as well as requirements of the authorities, the requirements of the EC Directive 2003/94/EC effective as of Nov. 2003, the requirements of the GMP guidelines, the EC GMP Guide and the GMP requirements of the US Food and Drug Administration (FDA) each in its current version in so far as these affect quality of the Bulk Product(s) / Finished Product.

         This QAA governs the rights, duties and responsibilities of NexMed and Schering regarding the manufacture of Bulk Product / Finished Product.

         The appendices mentioned in this QAA, and all documents to which reference is made in the appendices shall become an integral part of this QAA.

ss. 3      Quality Assurance System

         NexMed will ensure to maintain an effective pharmaceutical quality assurance system according to the requirements of the EC Directive 2003/94/EC at every site at which manufacture (or any part thereof) of Bulk Product shall occur, involving the active participation of the management and personnel of the different services involved.

         NexMed will ensure to obtain and maintain a manufacturing authorisation and any other approvals for the purposes of manufacturing the Bulk Product in relation to each and every site at which manufacture (or any part thereof) of Bulk Product shall occur, to provide Schering with a copy of such manufacturing authorisation(s) and to provide Schering with written notice of any proposed change to such manufacturing authorisation(s), including all necessary regulatory documentation, in order that Schering may make any relevant variations to the Regulatory Approval, if necessary.

         NexMed declares to be in compliance with the applicable TSE requirements as outlined in EMEA/410/01 revised 1 May 2001 and any subsequently revised versions as well as guides from other important countries. Also an assessment of any delivered Product regarding residual solvents as outlined in ICH/3QC (CPMP/ICH/283/95) and belonging regulatory requirements is performed.

ss. 4      Documents provided for the manufacture of the Bulk Product

         NexMed will provide Schering with all neccesary documents required for Regulatory Approval of the Product in the Territory as defined in the Licence, Supply and Distribution Agreement. NexMed will ensure that the Bulk Product(s) will be manufactured in accordance with the Marketing Authorization Application. NexMed will strictly adhere to this documentation during manufacture and will only deviate from it after prior written approval given by Schering. Schering and NexMed will ensure that the documentation always corresponds to the approval granted for the Bulk Product.

         The following documents are a constituent part for the manufacture of the Bulk Product:

         Quality Specification(s) and Testing Standard(s) for the Bulk Product as laid out in Appendix 1.

         Manufacturing Description for the Bulk Product as laid out in Appendix
2.

         Quality Specification(s) and Testing Standard(s) for starting and packaging materials as laid out in Appendix 3.

         Packaging and batch labeling instructions as laid out in Appendix 4

         Other instructions and information (inc. warning information, details of storage, shipment instructions, SOPs etc.) as laid out in Appendix 5.

ss. 5      Introduction of new procedures / Bulk Product(s)

         In the case that the Bulk Product is to be made for the first time at one site, the site which will manufacture the Bulk Product will conduct process validation by using the first three consecutive batches of the Bulk Product manufactured according to this QAA.

         Validation protocols and reports to be compiled by NexMed will be stored by NexMed at least for one year after the expiration date of the batches covered in such protocols and reports and will be handed over to Schering upon request. NexMed will be exclusively responsible for the manufacture of the three validation batches.

         In the case of new test procedures of the Testing Standards or a transfer of validated test procedures a (lab-to-lab) validation for analytical methods will be conducted, involving that/those function(s) or department(s) of NexMed and/or Schering that are responsible for quality testing.

         NexMed and/or Schering must confirm the successful completion of the (lab-to-Iab) validation in writing. Without this confirmation the use of the testing methods for quality testing and the release of Bulk Product(s) is not authorized.

         In the case of unforeseen difficulties arising during the manufacture of validation batches or during the conduct of lab-to-Iab validation, the parties to the QAA will discuss the difficulties in good faith to find a mutually agreeable solution.

ss. 6      Manufacture of Bulk Product / Finished Product(s)

         Those employees of the parties named as responsible persons for manufacture, quality control and release as well as employees named as contact partners in the logistics function are specified in Appendix 6. Schering must be informed immediately in writing of any changes in the fields of responsibility of NexMed's responsible persons and/or contact partner, should these occur.

         Responsibilities of each party regarding the manufacture and quality control are defined in Appendix 7 to this QAA.

6.1. Starting and packaging materials

         The supplier of starting and packaging materials must be qualified in a way to ensure that only properly suitable suppliers are considered.

         NexMed has to ensure to test the quality of starting and packaging materials as per Testing Standards / Quality Specifications including in-process controls before releasing them for further manufacture.
         Note: Schering shall be responsible for the final packaging material

6.2. Quality control and sampling

         During manufacture of the Bulk Product NexMed will ensure to perform the tests according to the Testing Standards and Quality Specifications and will draw samples for testing and reserve samples. Reserve samples consists of at least twice the quantity necessary to perfom all the requiered tests.

         The reserve samples of starting and packaging materials will be stored until at least one year after the expiration date of the last batch of the Bulk Product produced of them. The samples of every batch of a Bulk Product shall be kept for one year after the expiration date of the respective batch. The reserve samples will be transferred to Schering on request. NexMed may draw additional reserve samples for his own use.

         All these samples shall be maintained at the disposal of the competent authorities.

6.3.     Batch documentation

         NexMed will document all the procedural steps stipulated in the Manufacturing Documentation as well as all in-process controls in batch-specific records as customarily kept by NexMed and will provide Schering with a complete copy of the batch record of the first 3 (three) batches. The records need to be accompanied by a certificate from NexMed stating that the Bulk Product was manufactured as per Manufacturing Documentation, that the quality was tested according to the Testing Standards and Quality Specifications (giving reference to the number and edition of the relevant documents), as well as that the results meet the contractually agreed quality (certificate of compliance). The records must be accompanied by a certificate of analysis and a deviation report, if applicable.

         Any additional batch will be accompanied only by batch record in a short form mutually agreed between the parties (unless Schering requires a complete batch documentation), a certificate of compliance, a certificate of analysis and a deviation report, if applicable.

         NexMed will retain the complete batch documentation for 10 (ten) years according to Bulk Product for the market and 30 (thirty) years according to Bulk Product for clinical studies.

         NexMed will present copies of the original manufacturing and testing documentation to Schering and/or the relevant authorities upon request.

6.4.     Batch labeling

         The batches will be labeled in accordance with the packaging and batch labeling instructions as laid out in Appendix 4.

6.5. Manufacturing problems and deviations

         NexMed will without any undue delay communicate to Schering (its responsible persons in the quality control and named contact partner in the logistics function) details in writing of problems and deviations within the manufacturing process, especially deviations from the specifications in the in-process control results and in the testing results. This duty to provide information will not limit NexMeds contractual obligations.

6.6.     Final release of Finished Product

         The Final Release of the Finished Product in the Territory is conducted by Schering in accordance with applicable laws.

6.7      Deficient Product(s)

         A Bulk Product is deficient, if it does not comply with the quality as described in this QAA, for example but not limited to, the acceptance criteria of the in-process-controls and/or the Quality Specifications and/or the Bulk Product is not fit for its purpose as intended by this QAA.

         If an Intermediate product or a Bulk Product can not be released both parties will decide in good faith whether a rework, reprocessing or improvement is possible and necessary.

         Should the parties decide that the Intermediate product/ Bulk Product(s) is to be destroyed, NexMed will ensure the correct disposal of the Intermediate product/ Bulk Product(s). Upon Schering's request NexMed will provide a proof of correct disposal according to the applicable laws and regulations.

         If the parties can not agree whether a Bulk Product is deficient, either party may request that an independent laboratory, determined by mutual consent of the parties, be consulted and asked to perform the necessary investigations. The parties will accept the results of such investigation as binding upon them.

         Representations, warranties and reimbursements are dealt with in the Licence, Supply and Distribution Agreement.

6.9      Stability Studies

         NexMed will conduct all necessary stability studies on the Bulk Product at its own cost and expense in accordance to apllicable laws. The raw data, protocols and reports will be handed over to Schering upon request.

ss. 7      Change Management

         NexMed agrees not to use any subcontractor, or change Bulk Product(s) composition and characteristics or not to make any other change in manufacture, which might have an influence on the quality of Bulk Products or regulatory aspects in the Territory (for example but not limited to change of the manufacturing site, of the process, of process parameters, of in process controls, of Quality Specifications, of Testing Standards) without the prior written approval by Schering.

         Each planned change must be submitted to the Schering responsible persons in quality management for prior written approval, before being put into effect by NexMed.

         Schering agrees that any changes in the manufacture of the Product affecting the Marketing Authorization must be previously authorized in writing by NexMed within thirty days (30) from receipt hereof, even if imposed by the local Health Regulatory Authority.

ss. 8      Complaints from the market

         Scheirng will forward Bulk Product complaints about the quality of the Bulk Product after detection. NexMed shall review without undue delay the respective batch documentation, carry out tests to clarify the cause of such a complaint, its alleged technical defect and present Schering with a response summarizing the results of such investigation. The final response has to be sent to Schering within twenty-one (21) calendar days of receipt of the Bulk Product complaint of risk class
         III. In case of complaints pertaining to risk class I or II preliminary investigation statements must be available within three (3) working days of receipt, a final statement must be written without any undue delay, within thirty (30) calendar days at the latest. (Risk classes according to EC Guideline 3351). The final response must also include details on the confirmed or assumed causes of technical defect(s). NexMed shall be responsible for the appropriate measures to prevent the re-occurrence of any such defects and report such measures in the final response.

         If for any reasons items remain outstanding, Schering requests a written, periodic progress update forwarded by a pre-designated company representative of NexMed.

ss. 9      Recall

         NexMed and Schering shall notify each other within twenty-four (24) hours if any batch of Product is, or is likely to be, subject to actions such as recalls by a Regulatory Authority. Schering shall be responsible for notifying the proper authorities in the Territory according to the Licence, Supply and Distribution Agreement of information that make affect the marketability, safety, and effectiveness of the product. Schering and NexMed shall consult with each other regarding notification of product failure but Schering shall make final decision regarding withdrawals or recall from the market.

ss. 10     Inspections and Quality Audits

         Schering is entitled to conduct inspections and audits of the facilities in which starting materials, packaging materials and Bulk Product are being (or are due to be) manufactured at normal business hours upon prior announcement.

         NexMed will permit audits and/or inspections by the relevant national or international authorities or official institutions to take place.

ss. 11     Annual Product Review

         The total number of batches produced and/or tested during the past calendar year will be evaluated and summarized in a written report to Schering concerning the main production and quality characteristics such as in-process control results, deviations, changes in production and testing, out of specification results, results of release and stability testing as well as concerning reserve samples, complaints and recalls. If necessary, corrective measures have to be presented in a conclusion.

================================================================================
Berlin, ............                                Robbinsville,............
================================================================================

Schering Aktiengesellschaft                         NexMed, Inc.

================================================================================

Dr. Verena Lehne Dr. Alfred Merz Dr. Y. Joseph Mo

Schedule 4 - Development plan

Final clinical development plan will be determined after meetings are held with European Regulatory Groups.

Schedule 5 - List of NexMed Trademarks and Domain Names

1. Alprox-TD Trademark names

Alprox-TD Trademark registered in Class 5 (pharmaceutical preparations for the treatment of sexual dysfunction):

Community Trademark Reg. No: 585,711, registered on February 1, 1999 Australia No: 876155, registered on May 9, 2003
New Zealand No: 637729, registered on August 7, 2003 with effect from May 14,
2001

2. Alprox-TD Domain Names

Registered:
Alprox-TD.com
AlproxTD.com
Alprox-TD.org
AlproxTD.org

Domain Names Not Available:
AlproxTD.net
AlproxTD.info
Alprox-TD.net
Alprox-TD.info

                                                Schedule 6 - NexMed Patents

  =================== ================== ============== ========== =============
      DOCKET NO.           COUNTRY          SERIAL/       FILED    PATENT/ PUB.
      ==========           =======          =======       =====    =============
                                            APP. NO.                   NO.
  ------------------- ------------------ -------------- ---------- -------------
  301888.3001-100     PCT                PCT/US99/      05/13/99   PUB # WO
  ===============     ===                =========      ========   =========
  (NMD-102-CIP)                           10596                    00/69469

  ------------------- ------------------ -------------- ---------- -------------
  301888.3001-101     AUSTRALIA          39891/99       05/13/99   757086
  ===============     =========          ========       ========   ======


  ------------------- ------------------ -------------- ---------- -------------
  301888.3001-105     EPC                99 923 024.6   05/13/99
  ===============     ===                ============   ========




  ------------------- ------------------ -------------- ---------- -------------
  301888.3001-106     HUNGARY            P0201145       05/13/99
  ===============     =======            ========       ========


  ------------------- ------------------ -------------- ---------- -------------
  301888.3001-107     ISRAEL             146470         05/13/99
  ===============     ======             ======         ========


  ------------------- ------------------ -------------- ---------- -------------
  301888.3001-112     TURKEY             2002/00146     05/13/99   *TR 2002
  ===============     ======             ==========     ========   =========
                                                                   00146B
                                                                   ======
  ------------------- ------------------ -------------- ---------- -------------
  301888.3002-101     PCT                PCT/US01/      01/10/01   PUB # WO
  ===============     ===                =========      ========   =========
   (NMD-118)                              00852                    01/51053A1
                                                                   ==========


  ------------------- ------------------ -------------- ---------- -------------
  301888.3002-104     AUSTRALIA          29349/01       01/10/01   760576
  ===============     =========          ========       ========   ======



  ------------------- ------------------ -------------- ---------- -------------
  301888.3002-108     EPC                01 942 300.3   01/10/01   PUB #
  ===============     ===                ============   ========   ======
                                                                   1 255 552
                                                                   =========


  ------------------- ------------------ -------------- ---------- -------------


= ============= ================ ========================== ==============
    GRANTED        INVENTORS               TITLE               STATUS
    =======        =========               =====               ======

- ------------- ---------------- -------------------------- --------------
                J. Yeager        Topical Composition for
                =========        ========================
                N. Buyuktimkin   Prostaglandin E1 Delivery
                S. Buyuktimkin
- ------------- ---------------- -------------------------- --------------
  10/12/02      J. Yeager        Topical Composition for    Granted
  ========      =========        ========================   =======
                N. Buyuktimkin   Prostaglandin E1 Delivery  Annuity due
                S. Buyuktimkin                               5/24/04
- ------------- ---------------- -------------------------- --------------
                J. Yeager        Topical Composition for    Print &
                =========        ========================   =======
                N. Buyuktimkin   Prostaglandin E1 Delivery  Grant fees
                S. Buyuktimkin                              due 4/9/04
                                                            Annuity due
                                                            5/13/04
- ------------- ---------------- -------------------------- --------------
                J. Yeager        Topical Composition for    Pending
                =========        ========================   =======
                N. Buyuktimkin   Prostaglandin E1 Delivery  Annuity due
                S. Buyuktimkin                              5/13/04
- ------------- ---------------- -------------------------- --------------
                J. Yeager        Topical Composition for    Pending
                =========        ========================   =======
                N. Buyuktimkin   Prostaglandin E1 Delivery
                S. Buyuktimkin
- ------------- ---------------- -------------------------- --------------
  09/23/02      J. Yeager        Topical Composition for    Granted
  ========      =========        ========================   =======
                N. Buyuktimkin   Prostaglandin E1 Delivery  Annuity due
                S. Buyuktimkin   =========================  5/13/04
- ------------- ---------------- -------------------------- --------------
                J. Yeager        Prostaglandin              National
                =========        ==============             =========
                N. Buyuktimkin   Compositions and Methods   Phase; see
                S. Buyuktimkin   =========================  ==========
                                 of Treatment for Male      below
                                 Erectile Dysfunction
- ------------- ---------------- -------------------------- --------------
                J. Yeager        Prostaglandin              Accepted
                =========        ==============             ========
                N. Buyuktimkin   Compositions and Methods
                S. Buyuktimkin   of Treatment for Male
                                 Erectile Dysfunction
- ------------- ---------------- -------------------------- --------------
                J. Yeager        Prostaglandin              Pending
                =========        ==============             =======
                N. Buyuktimkin   Compositions and Methods
                ==============   of Treatment for Male
                S. Buyuktimkin   Erectile Dysfunction
                                 ====================
- ------------- ---------------- -------------------------- --------------

  =================== ================== ============== ========== =============
      DOCKET NO.           COUNTRY          SERIAL/       FILED    PATENT/ PUB.
      ==========           =======          =======       =====    =============
                                            APP. NO.                   NO.
  ------------------- ------------------ -------------- ---------- -------------
  301888.3002-109     HUNGARY            P0204159       01/10/01
  ===============     =======            ========       ========




  ------------------- ------------------ -------------- ---------- -------------
  301888.3002-110     ISRAEL             150306         01/10/01
  ===============     ======             ======         ========




  ------------------- ------------------ -------------- ---------- -------------
  301888.3002-115     SOUTH AFRICA       2002/5433      01/10/01
  ===============     ============       =========      ========




  ------------------- ------------------ -------------- ---------- -------------
  301888.3002-116     TURKEY             2002/01769     01/10/01
  ===============     ======             ==========     ========




  ------------------- ------------------ -------------- ---------- -------------
  301888.3002-118     PCT                PCT/US02/      09/06/02   PUB # WO
  ===============     ===                =========      ========   =========
                                         28507                     03/022310
                                         =====                     =========



  ------------------- ------------------ -------------- ---------- -------------
  301888.3002-121     PCT                PCT/US03/27885 09/05/03
  ===============     ===                ============== ========






  ------------------- ------------------ -------------- ---------- -------------
  301888.3002-124     EUROPE             02757647.9
  ===============     ======             ==========




  ------------------- ------------------ -------------- ---------- -------------
  301888.3002-128     AUSTRALIA          2002323650     2/10/04
  ===============     =========          ==========     =======




  ------------------- ------------------ -------------- ---------- -------------


= ============= ================ ========================== ==============
    GRANTED        INVENTORS               TITLE               STATUS
    =======        =========               =====               ======

- ------------- ---------------- -------------------------- --------------
                J. Yeager        Prostaglandin              Pending
                =========        ==============             =======
                                 Compositions and Methods
                                 of Treatment for Male
                N. Buyuktimkin   Erectile Dysfunction
               S. Buyuktimkin
- ------------- ---------------- -------------------------- --------------
                J. Yeager        Prostaglandin              Pending
                =========        ==============             =======
                                 Compositions and Methods
                                 of Treatment for Male
                N. Buyuktimkin   Erectile Dysfunction
               S. Buyuktimkin
- ------------- ---------------- -------------------------- --------------
                J. Yeager        Prostaglandin              Pending
                =========        ==============             =======
                                 Compositions and Methods
                                 of Treatment for Male
                N. Buyuktimkin   Erectile Dysfunction
               S. Buyuktimkin
- ------------- ---------------- -------------------------- --------------
                J. Yeager        Prostaglandin              Pending
                =========        ==============             =======
                                 Compositions and Methods
                                 of Treatment for Male
                N. Buyuktimkin   Erectile Dysfunction
               S. Buyuktimkin
- ------------- ---------------- -------------------------- --------------
                J. Yeager        Prostaglandin              Pending:
                =========        ==============             ========
                N. Buyuktimkin   Compositions and Methods   Entered
                ==============   ========================   =======
                S. Buyuktimkin   of Treatment for Male      National
                                 Erectile Dysfunction       Reg. Phase
                                 ====================
- ------------- ---------------- -------------------------- --------------
                J. Yeager        Methods of Treatment of    Pending:
                =========        ========================   ========
                S. Buyuktimkin   Male Erectile Dysfunction  Still
                                                            waiting for
                                                            N.Buyuktimkin
                                                            POA from Drs. B
                                                            Demand due
                                                            4/6/04
- ------------- ---------------- -------------------------- --------------
                J. Yeager        Prostaglandin              National
                =========        ==============             ========
                                 Compositions And Methods   Stage filing
                                 Of Treatment For Male      2/10/04.
                N. Buyuktimkin   Erectile Dysfunction
                S. Buyuktimkin
- ------------- ---------------- -------------------------- --------------
                J. Yeager        Prostaglandin              Appn. Mailed
                =========        ==============             ============
                                 Compositions And Methods   2/10/04
                                 Of Treatment For Male
                N. Buyuktimkin   Erectile Dysfunction
                S. Buyuktimkin
- ------------- ---------------- -------------------------- --------------

  =================== ================== ============== ========== =============
      DOCKET NO.           COUNTRY          SERIAL/       FILED    PATENT/ PUB.
      ==========           =======          =======       =====    =============
                                            APP. NO.                   NO.
  ------------------- ------------------ -------------- ---------- -------------

  301888.3002-129     SOUTH AFRICA                      2/10/04
  ===============     ============                      =======




  ------------------- ------------------ -------------- ---------- -------------
  301888.3002-134     ISRAEL                            2/10/04
  ===============     ======                            =======




  ------------------- ------------------ -------------- ---------- -------------
  301888.3006-102     PCT                PCT/US03/04560 02/14/03
  ===============     ===                ============== ========
  (NMD-120)





  ------------------- ------------------ -------------- ---------- -------------
  301888.3014-102     PCT
  ===============     ===

  ------------------- ------------------ -------------- ---------- -------------
  NMD-100             Europe (EPO)       94930744.1     10/07/94
  =======             ============       ==========     ========




  ------------------- ------------------ -------------- ---------- -------------
  NMD-100             Russian            96113047       10/07/94   2165265
  =======             ========           ========       ========   =======
                      Federation
                      ==========



  ------------------- ------------------ -------------- ---------- -------------
  NMD-102             Europe (EPO)       98957603.8     11/05/98
  =======             ============       ==========     ========




  ------------------- ------------------ -------------- ---------- -------------
  NMD-102             Israel             135914         11/05/98
  =======             ======             ======         ========




  ------------------- ------------------ -------------- ---------- -------------
  NMD-102             Turkey             2000/02158     11/05/98
  =======             ======             ==========     ========




  ------------------- ------------------ -------------- ---------- -------------
  NMD-107             Australia          50232/00       05/18/00
  =======             =========          ========       ========



  ------------------- ------------------ -------------- ---------- -------------
  NMD-107             Europe             00932524.2     05/18/00   (1097126)
  =======             ======             ==========     ========   =========



  ------------------- ------------------ -------------- ---------- -------------
  NMD-107             Europe (Div. 1)
  =======             ===============



  ------------------- ------------------ -------------- ---------- -------------


= ============= ================ ========================== ==============
    GRANTED        INVENTORS               TITLE               STATUS
    =======        =========               =====               ======

- ------------- ---------------- -------------------------- --------------

                J. Yeager        Prostaglandin              Appn. Mailed
                =========        ==============             ============
                                 Compositions And Methods   2/10/04
                                 Of Treatment For Male
                N. Buyuktimkin   Erectile Dysfunction
                S. Buyuktimkin
- ------------- ---------------- -------------------------- --------------
                J. Yeager        Prostaglandin              Appn. Mailed
                =========        ==============             ============
                                 Compositions And Methods   2/11/04
                                 Of Treatment For Male
                N. Buyuktimkin   Erectile Dysfunction
                S. Buyuktimkin
- ------------- ---------------- -------------------------- --------------
                K. Okada         Treatment of Erectile      Pending
                ========         ======================     =======
                N. Buyuktimkin   Dysfunction
                S. Buyuktimkin                              J.Yeager
                                                            CH.II
                                                            DOR'S
                                                            due
                                                            8/15/04.
- ------------- ---------------- -------------------------- --------------
                J. Yeager        Treatment of Erectile      PCT Filing
                =========        ======================     ==========
                                 Dysfunction                due 6/27/04
- ------------- ---------------- -------------------------- --------------
                N. Buyuktimkin   Absorption Enhancers for   Pending
                ==============   =========================  =======
                                 Topical Pharmaceutical
                                 Formulations
                S. Buyuktimkin
                H. Rytting
- ------------- ---------------- -------------------------- --------------
  04/20/01      N. Buyuktimkin   Absorption Enhancers for   Granted
  ========      ==============   =========================  =======
                                 Topical Pharmaceutical
                                 ======================
                                 Formulations
                S. Buyuktimkin
                H. Rytting
- ------------- ---------------- -------------------------- --------------
                N. Buyuktimkin   Topical Compositions for   Pending
                ==============   =========================  =======
                                 Prostaglandin E1 Delivery

                S. Buyuktimkin
                J. Yeager
- ------------- ---------------- -------------------------- --------------
                N. Buyuktimkin   Topical Compositions for   Pending
                ==============   =========================  =======
                                 Prostaglandin E1 Delivery

                S. Buyuktimkin
                J. Yeager
- ------------- ---------------- -------------------------- --------------
                N. Buyuktimkin   Topical Compositions for   Pending
                ==============   =========================  =======
                                 Prostaglandin E1 Delivery

                S. Buyuktimkin
                J. Yeager
- ------------- ---------------- -------------------------- --------------
                N. Buyuktimkin   Crystalline Salts of       Pending
                ==============   =====================      =======
                                 Dodecyl
                                 2-(N,N-Dimethylamino)-Propionate
                S. Buyuktimkin
- ------------- ---------------- -------------------------- --------------
                N. Buyuktimkin   Crystalline Salts of       Allowed
                ==============   =====================      =======
                                 Dodecyl
                                 2-(N,N-Dimethylamino)-Propionate
                S. Buyuktimkin
- ------------- ---------------- -------------------------- --------------
                N. Buyuktimkin   Crystalline Salts of       Authorized
                ==============   =====================      ==========
                                 Dodecyl
                                 2-(N,N-Dimethylamino)-Propionate
                S. Buyuktimkin
- ------------- ---------------- -------------------------- --------------

  =================== ================== ============== ========== =============
      DOCKET NO.           COUNTRY          SERIAL/       FILED    PATENT/ PUB.
      ==========           =======          =======       =====    =============
                                            APP. NO.                   NO.
  ------------------- ------------------ -------------- ---------- -------------

  NMD-107             Hungary            P 02 02090     05/18/00
  =======             =======            ==========     ========



  ------------------- ------------------ -------------- ---------- -------------
  NMD-107             Israel             140569         05/18/00
  =======             ======             ======         ========



  ------------------- ------------------ -------------- ---------- -------------
  NMD-107             South Africa       2001/0142      05/18/00   2001/0142
  =======             ============       =========      ========   =========



  ------------------- ------------------ -------------- ---------- -------------
  NMD-110             Europe             00903301.0     01/14/00
  =======             ======             ==========     ========

  ------------------- ------------------ -------------- ---------- -------------
  NMD-110             Hungary            P 01 04901     01/14/00
  =======             =======            ==========     ========

  ------------------- ------------------ -------------- ---------- -------------
  NMD-110             Israel             143914         01/14/00
  =======             ======             ======         ========

  ------------------- ------------------ -------------- ---------- -------------
  NMD-110             South Africa       2001/5220      01/14/00   2001/5220
  =======             ============       =========      ========   =========

  ------------------- ------------------ -------------- ---------- -------------
  NMD-110             Turkey             64896          01/14/00
  =======             ======             =====          ========

  ------------------- ------------------ -------------- ---------- -------------
  NMD-110             Yugoslavia         P-508/2001     01/14/00
  =======             ==========         ==========     ========

  ------------------- ------------------ -------------- ---------- -------------
  NMD-113             Australia          2001249792     04/04/01
  =======             =========          ==========     ========




  ------------------- ------------------ -------------- ---------- -------------
  NMD-113             Europe             01923062.2     04/04/01
  =======             ======             ==========     ========




  ------------------- ------------------ -------------- ---------- -------------
  NMD-113             Hungary            P 03 02452     04/04/01
  =======             =======            ==========     ========




  ------------------- ------------------ -------------- ---------- -------------


= ============= ================ ========================== ==============
    GRANTED        INVENTORS               TITLE               STATUS
    =======        =========               =====               ======

- ------------- ---------------- -------------------------- --------------

                N. Buyuktimkin   Crystalline Salts of       Pending
                ==============   =====================      =======
                                 Dodecyl
                                 2-(N,N-Dimethylamino)-Propionate
                S. Buyuktimkin
- ------------- ---------------- -------------------------- --------------
                N. Buyuktimkin   Crystalline Salts of       Pending
                ==============   =====================      =======
                                 Dodecyl
                                 2-(N,N-Dimethylamino)-Propionate
                S. Buyuktimkin
- ------------- ---------------- -------------------------- --------------
  03/27/02      N. Buyuktimkin   Crystalline Salts of       Granted
  ========      ==============   =====================      =======
                                 Dodecyl
                                 2-(N,N-Dimethylamino)-Propionate
                S. Buyuktimkin
- ------------- ---------------- -------------------------- --------------
                J. Yeager        Medicament Dispenser       Pending
                =========        ====================       =======
                Y. Mo
- ------------- ---------------- -------------------------- --------------
                J. Yeager        Medicament Dispenser       Pending
                =========        ====================       =======
                Y. Mo
- ------------- ---------------- -------------------------- --------------
                J. Yeager        Medicament Dispenser       Pending
                =========        ====================       =======
                Y. Mo
- ------------- ---------------- -------------------------- --------------
  06/25/03      J. Yeager        Medicament Dispenser       Granted
  ========      =========        ====================       =======
                Y. Mo
- ------------- ---------------- -------------------------- --------------
                J. Yeager        Medicament Dispenser       Pending
                =========        ====================       =======
                Y. Mo
- ------------- ---------------- -------------------------- --------------
                J. Yeager        Medicament Dispenser       Pending
                =========        ====================       =======
                Y. Mo
- ------------- ---------------- -------------------------- --------------
                N. Buyuktimkin   Topical Compositions       Pending
                ==============   =====================      =======
                                 Containing
                                 Prostaglandin E1
                S. Buyuktimkin
                J. Yeager
- ------------- ---------------- -------------------------- --------------
                N. Buyuktimkin   Topical Compositions       Pending
                ==============   =====================      =======
                                 Containing
                                 Prostaglandin E1
                S. Buyuktimkin
                J. Yeager
- ------------- ---------------- -------------------------- --------------
                N. Buyuktimkin   Topical Compositions       Pending
                ==============   =====================      =======
                                 Containing
                                 Prostaglandin E1
                S. Buyuktimkin
                J. Yeager
- ------------- ---------------- -------------------------- --------------

  =================== ================== ============== ========== =============
      DOCKET NO.           COUNTRY          SERIAL/       FILED    PATENT/ PUB.
      ==========           =======          =======       =====    =============
                                            APP. NO.                   NO.
  ------------------- ------------------ -------------- ---------- -------------

  NMD-113             Israel             152084         04/04/01
  =======             ======             ======         ========




  ------------------- ------------------ -------------- ---------- -------------
  NMD-113             New Zealand        522363         04/04/01
  =======             ===========        ======         ========




  ------------------- ------------------ -------------- ---------- -------------
  NMD-113             South Africa       2002/8803      04/04/01
  =======             ============       =========      ========




  ------------------- ------------------ -------------- ---------- -------------
  NMD-113             Turkey             108965         04/04/01
  =======             ======             ======         ========




  ------------------- ------------------ -------------- ---------- -------------
  NMD-125             PCT                PCT/US03/      12/31/03
  =======             ===                =========      ========


                                         41658
  =================== ================== ============== ========== =============

= ============= ================ ========================== ==============
    GRANTED        INVENTORS               TITLE               STATUS
    =======        =========               =====               ======

- ------------- ---------------- -------------------------- --------------

                N. Buyuktimkin   Topical Compositions       Pending
                ==============   =====================      =======
                                 Containing
                                 Prostaglandin E1
                S. Buyuktimkin
                J. Yeager
- ------------- ---------------- -------------------------- --------------
                N. Buyuktimkin   Topical Compositions       Pending
                ==============   =====================      =======
                                 Containing
                                 Prostaglandin E1
                S. Buyuktimkin
                J. Yeager
- ------------- ---------------- -------------------------- --------------
                N. Buyuktimkin   Topical Compositions       Pending
                ==============   =====================      =======
                                 Containing
                                 Prostaglandin E1
                S. Buyuktimkin
                J. Yeager
- ------------- ---------------- -------------------------- --------------
                N. Buyuktimkin   Topical Compositions       Pending
                ==============   =====================      =======
                                 Containing
                                 Prostaglandin E1
                S. Buyuktimkin
                J. Yeager
- ------------- ---------------- -------------------------- --------------
                Y. Mo            Topical Stabilized         Pending
                =====            ===================        =======
                                 Prostaglandin E Compound
                                 Dosage Forms
                D. Frank
= ============= ================ ========================== ==============